As filed with the Securities and Exchange Commission on March 16, 2007

Registration No. 33-11023

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 31  ☒

AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 32

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
(Name of Depositor)

320 Park Avenue New York, New York 10022-6839
(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin
Senior Vice President and Associate General Counsel
Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on (date) pursuant to paragraph (b) of Rule 485

☒  60 days after filing pursuant to paragraph (a) of Rule 485

☐  on (date) pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-11023, Thrift Plan Contracts)

Form N-4 Item	Prospectus Caption

PART A

1. Cover Page	Cover Page

2. Definitions	Definitions We Use in this Prospectus

3. Synopsis	Table of Annual Expenses

4. Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5. General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6. Deductions	Table of Annual Expenses; Charges You or Your Employer Will Pay

7. General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8. Annuity Period	You May Obtain an Annuity with Your Account Balance

9. Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10. Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11. Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12. Taxes	Federal Tax Information for Participants

13. Legal Proceedings	N/A (see Statement of Additional Information)

14. Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption

PART B

15. Cover Page	Cover Page

16. Table of Contents	Table of Contents

17. General Information and History	N/A

18. Services	N/A

19. Purchases of Securities Being Offered	Distribution of the Contracts

20. Underwriters	Distribution of the Contracts

21. Calculation of Performance Data	Yield and Performance Information

22. Annuity Payments	N/A

23. Financial Statements	Financial Statements

2

  Prospectus  of

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS

This Should be Read Together with the Prospectuses of

MUTUAL OF AMERICA INVESTMENT CORPORATION

EQUITY INDEX FUND

ALL AMERICA FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

MID CAP VALUE FUND

MID-CAP EQUITY INDEX FUND

COMPOSITE FUND

INTERNATIONAL FUND

ALLOCATION FUNDS

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

MONEY MARKET FUND

MID-TERM BOND FUND

BOND FUND

TARGET RETIREMENT FUNDS

RETIREMENT FUND

2010 RETIREMENT FUND

2015 RETIREMENT FUND

2020 RETIREMENT FUND

2025 RETIREMENT FUND

2030 RETIREMENT FUND

2035 RETIREMENT FUND

2040 RETIREMENT FUND

2045 RETIREMENT FUND

FIDELITY INVESTMENTS® VARIABLE INSURANCE PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO

ASSET MANAGER(SM) PORTFOLIO

CONTRAFUND® PORTFOLIO

MID CAP PORTFOLIO

VANGUARD VARIABLE INSURANCE FUND:

DIVERSIFIED VALUE PORTFOLIO

INTERNATIONAL PORTFOLIO

DWS VARIABLE SERIES I:

BOND VIP

CAPITAL GROWTH VIP

INTERNATIONAL VIP

OPPENHEIMER MAIN STREET FUND®/VA

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

Thrift

May 1, 2007

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside
back cover page of this booklet.

PROSPECTUS

VARIABLE ACCUMULATION ANNUITY CONTRACTS

FOR THRIFT PLANS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

The Contracts—We offer group variable accumulation annuity contracts (Contract) for use by thrift plans or arrangements (Plans) of employers in the not-for-profit field (or their associations or trusts) and other employers. This prospectus also includes 401(k) plan contracts. A Plan must:

•  be qualified under Section 401(a) of the Internal Revenue Code, or

•  meet the requirements of Section 403(b) of the Internal Revenue Code.

Participants—A Participant or you means a participating employee under a Contract.

Contributions—You make Contributions to your Account Balance, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under Federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date you select.

Investment Alternatives for Your Account—You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which currently are:

•  Mutual of America Investment Corporation: Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth, Mid Cap Value, Composite, International, Bond, Mid-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation, Conservative Allocation (together, these Funds may be referred to as the "Allocation Funds"), Retirement, 2010 Retirement, 2015 Retirement, 2020 Retirement Date, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, and 2045 Retirement Funds (together, these Funds may be referred to as the "Retirement Funds");

•  DWS Variable Series I*: Capital Growth VIP, Bond VIP and International VIP;

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Contrafund®, Mid Cap, and Asset Manager(SM) Portfolios;

•  Calvert Variable Series, Inc.: Calvert Social Balanced Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  Oppenheimer Funds: Oppenheimer Main Street Fund® V/A; and

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Balance in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—You should read this Prospectus before purchasing a Contract or electing to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Note: The Mutual of America Investment Corporation International Fund and Retirement Funds will be available on or after July 1, 2007.

* Formerly known as Scudder Variable Series I.

Dated May 1, 2007

This Prospectus is not an offering in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts other than those in this Prospectus. A prospective purchaser who receives unauthorized information or representations must not rely on them to make any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.

I.  Transaction Expenses. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

	Current	Maximum
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  Annual Separate Account Expenses. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

	Current Standard		Current Reduced Fees(1)(4)		403(b) Maximum		401(a)/(k) Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$30		$24
Loan Interest	3	%(2)	3	%(2)	3	%(2)	3	%(2)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.15%		.15%		see below		see below
Administrative Charges .	40	%(3)	.20	%(3)(4)	see below		see below
Distribution Expense Charge	.35%		.15	%(3)(4)	see below		see below
Total Separate Account Annual Expenses	.90%		.50	%(3)(4)	2.00	%(4)	2.00	%(4)

(1)  You pay a monthly amount of $2.00 or 1/12 of 1% of your Account Balance for the month if that amount would be less than $2.00. The maximum fee for 403(b) Plans is $2.50 per month. If you have a Designated Roth Account, the fee will be deducted from your contributions and earnings portions of such account on a pro rata basis. Your Employer may elect to pay the monthly Participant charge, in which case we do not deduct the monthly charge from your Account Balance. We waive the monthly charge for Contracts where the employer uses Hotline Plus and with a certain level of assets or Participants with account balances. We also waive the $2.00 monthly Participant charge, referred to on an annual basis as the Annual Contract Fee, on a monthly basis for every Participant who elects to use eDocuments (the "Waived Annual Contract Fee"). If a Participant elects to use eDocuments and later revokes that election, the waiver of the $2.00 monthly fee will be automatically revoked and the Annual Contract Fee will then be restored for future months.

(2)  For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan and there are no origination or maintenance fees. Where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge an origination fee of $75.00 and an annual fee of $15.00 per year and (b) for loans paid through home billing we charge an origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of a loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Balance and you pay interest at the Prime Rate to your Account. In such case, we do not receive any portion of the interest paid.

(3)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century VP Capital Appreciation Fund is .15% and for the Fidelity VIP Funds is .30%. For plans eligible for the Reduced Fee, described below, the administrative charge is 0% for the American Century VP Capital Appreciation Fund and the distribution charge is .10% (for Total Separate Account Annual Expenses of 0.25% for that Fund) and the administrative charge is .10% for the Fidelity VIP Funds (for Total Separate Account Expenses of 0.40% for those Funds).

(4)  Separate Account Annual Expenses may be increased in the aggregate up to 2.00%. We presently have no plans to increase the .90% current standard Separate Account Annual Expense or the .50% Reduced Fee Separate Account Annual Expense. We would notify Participants in advance of any fee change. The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) ("Reduced Fee") for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus as of the last day of a calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. Loss of eligibility for failure to maintain at least $1.8 million in assets will occur irrespective of the cause of such failure, which can, for example, be the result of a large withdrawal from the plan or the result of poor investment performance of the Underlying Funds in which the Funds of the Separate Account invest.

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2006. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.19%	1.02%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This Example also assumes the maximum fees and expenses of the Underlying Funds during 2006 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$	$	$	$

We assumed a 5% annual rate of return in the example for illustration purposes. The 5% rate does not represent and is not a guarantee of the Separate Account Funds' past or future investment performance or the interest rate to be credited under the General Account. The example also assumed an Annual Contract Fee of $___ per $___ of value in the Separate Account Fund, based on the Annual Contract Fee of $24 and an average Account Balance of $___. For 403(b) Plans, for which the Annual Contract Fee is $30, your costs would be $__, $___, $1,257, and $___ for 1, 3, 5 and 10 years, respectively. This assumes an Annual Contract Fee of $___ per $___ of value in the Separate Account Fund, based on the Annual Contract Fee of $30 and an Average Account Balance of $___.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

Contracts We Offer

We offer group variable accumulation annuity contracts to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. Refer to "Purchasing a Contract and Making Contributions—Purchase of a Contract; Participation." The types of thrift plans or arrangements for which we will issue a Contract are:

1.  403(b) Thrift Contract (called a TDA Thrift Plan or a 403(b) Thrift Plan).

We issue Contracts for Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, where your Contributions are "pre-tax". Your Employer usually matches all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. If permitted by your Plan, you may also make Designated Roth Contributions. Some Plans permit only Employer Contributions.

For Federal income tax purposes, you may exclude Contributions from gross income within the limits provided under Section 403(b).

2.  401(a) Thrift Plan (called a 401(a) Plan).

We issue Contracts to fund annuity benefits under retirement plans that qualify for special Federal income tax treatment under Section 401(a) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of 401(a) Plan, you make Contributions:

•  through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax" (but not Designated Roth Contributions), meaning you may not deduct or exclude them from your gross income, or

•  through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

If permitted by your Plan, you may also make Designated Roth Contributions.

The Employer generally matches all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Contributions during the Accumulation Period

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

Minimum Required. Your Plan may require that your Contributions total $200 or more each year.

Limits on Amounts. The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information".

Investment Alternatives for Your Account Balance

You may allocate Contributions among the Investment Alternatives (unless your Plan restricts nonvested amounts in your Account Balance to the General Account). At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Balance among the available Investment Alternatives.

The General Account. We pay interest on the portion of your Account Balance allocated to our General Account at a rate of interest determined from time to time by us. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in twenty-five Underlying Funds, increasing to thirty-five with the addition of the Investment Company International Fund and Retirement Funds on or after July 1, 2007, which have different investment objectives, investment policies and risks. Please refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus. Note: the Investment Company International Fund and the Retirement Funds will commence operations on or after July 1, 2007 and may not initially be available in all states.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You or Your Employer Will Pay". The standard charges include:

•  an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity VIP Funds is 0.30%);

•  a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for assets in the American Century VP Capital Appreciation Fund and 0.40% for assets in the Fidelity VIP Funds) ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter) where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus as of the last day of the calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. For those participants in plans that are eligible for the Reduced Fee, the charges include:

•  An administrative expense charge at an annual rate of 0.20% (except that the annual rate for the American Century VP Capital Appreciation Fund is 0%, and the annual rate for the Fidelity VIP Funds is 0.10%);

•  a charge at an annual rate of 0.15% (0.10% for the American Century VP Capital Appreciation Fund) for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance any Annual Contract Fee on a monthly basis. The charge is $2.00 ($2.50 for 403(b) Plans) if you have an Account Balance of $2,400 or more at the end of a month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. If your Employer uses our Hotline Plus system, we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants with Account Balances. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. We also waive the Annual Contract Fee on a monthly basis for Participants who elect to use eDocuments. Your employer may elect to pay this charge, in which case it will not be deducted from your Account Balance. Refer to "Charges You or Your Employer Will Pay—Administrative Charges".

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Funds. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their fees and expenses.

Employer Charges

We charge an Employer (the Contractholder) a monthly fee of $100 for administrative expenses we incur for certain Plan-related services, with an additional monthly fee of $50 for each set of separate records we maintain for affiliated Employers at different locations. We also charge an Employer a monthly fee for each active Participant under the Contract. The maximum fee is $4.00 per Participant, and we reduce the fee for Employers with larger numbers of Participants. We do not charge an Employer a monthly Participant fee for more than 200 active Participants.

We waive the monthly Employer charges and the monthly active Participant charges if:

•  an Employer elects to use a modified services arrangement under a Contract (which excludes certain Plan-related services); or

•  the Employer's total Contract assets for the month are greater than $1 million and the Employer uses our Hotline system. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

We charge an Employer for processing forfeitures of the non-vested part of the Participant's Account Balance. We will not charge for processing more than 50 Participants' forfeitures in a calendar year, and we limit the charge per Participant to the lesser of $50 and the amount of the nonvested Account Balance.

Transfers and Withdrawals of Account Balance

During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Balance, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. Amounts held in a Designated Roth Account cannot serve as collateral for a loan. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract. Refer to "Our Payment of Account Balance to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives".

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Balance until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. Refer to "Our Payment of Account Balance to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.

You may have taxable income upon any withdrawal of your Account Balance. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. Refer to "Federal Tax Information".

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We currently do not assess a charge for transfers under the Contracts. We reserve the right to impose a charge for transfers in the future.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make withdrawals from your Account Balance. Certain withdrawals require the written consent of the Eligible Spouse. Refer to "Where To Contact Us and Give Us Instructions".

By Telephone or Internet. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of your Account Balance to the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"). Transfers into any of the International Funds can be made only in writing and by U.S. Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our web site, and for Contributions by you or by your employer on your behalf, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants".

Death Benefits during the Accumulation Period

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Balance (less outstanding loans and interest) as of the date we receive proof of death and all other documentation necessary for us to process the death benefit request. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Refer to "Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information".

Annuity Commencement Date and Amount of Monthly Payment

You may select the Annuity Commencement Date. You must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will never be less favorable for an Annuitant than that produced using the guaranteed purchase rate in the Contract. Refer to "You May Obtain an Annuity with Your Account Balance".

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. Refer to "You May Obtain an Annuity with Your Account Balance—Available Forms of Annuity".

Cancellation Right

Subject to state law the contract may contain a right to surrender for cancellation a 403(b) Certificate within ten days after you have received it (or within a longer period if your State requires it). Under newer versions of the Contracts, this right is not included. We will refund to your employer all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2006, we had total assets, on a consolidated basis, of approximately $___ billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as a.m. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds in which our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Underlying Funds.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500® Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index.

* "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly or indirectly in stocks of companies located outside of the United States through purchasing shares of stocks contained in the EAFE Index ( Morgan Stanley Europe, Australia, and Far East . At least 85% of the International Fund's total assets will be invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets will be invested, directly or indirectly, in stocks of foreign companies represented in the EAFE Index through purchases of such stocks, the purchase of iShares or the purchase of equivalent securities designed to track or reflect the EAFE Index. The EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets. This Fund will be available on or after July 1, 2007.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other agency of the U.S. Government insures or guarantees the Separate Account's investment in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of The Separate Account, the Investment Company, its Adviser and distributor are taken into account.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Retirement Fund of the Investment Company

The Retirement Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests primarily in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. As of the date of this prospectus, approximately 35% of the assets in the Fund will be invested in the IC Money Market Fund, 40% will be invested in fixed income IC Funds and 25% will be invested in equity IC Funds. This Fund will be available on or after July 1, 2007.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 13% of the assets in the Fund will be invested in the IC Money Market Fund, 40% will be invested in fixed income IC Funds and 47% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 9% of the assets in the Fund will be invested in the IC Money Market Fund, 32% will be invested in fixed income IC Funds and 59% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2020 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 32% of the assets in the Fund will be invested in fixed income IC Funds and 68% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 25% of the assets in the Fund will be invested in fixed income IC Funds and 75% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 18% of the assets in the Fund will be invested in fixed income IC Funds and 82% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 12% of the assets in the Fund will be invested in fixed income IC Funds and 88% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 11% of the assets in the Fund will be invested in fixed income IC Funds and 89% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for its current asset allocation and target retirement date. The Fund invests primarily in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. As of the date of this prospectus, approximately 10% of the assets in the Fund will be invested in fixed income IC Funds and 90% will be invested in equity IC Funds. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. This Fund will be available on or after July 1, 2007.

DWS Capital Growth VIP

The DWS Capital Growth VIP (formerly known as the Scudder Capital Growth Portfolio) seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP (formerly known as the Scudder Bond Portfolio) seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS International VIP

The DWS International VIP (formerly known as the Scudder International Portfolio) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Fund normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either 'growth' stocks or 'value' stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index, potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market economic conditions to select investments.

Calvert Social Balanced Portfolio

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the portfolio. The portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Vanguard Variable Insurance Fund Diversified Value Portfolio

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Vanguard Variable Insurance Fund International Portfolio

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential.

Oppenheimer Main Street Fund® V/A

The Oppenheimer Main Street Fund® V/A seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities such as bonds and debentures, but does not currently emphasize these investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc. The Bond VIP also receives investment advice from Aberdeen Asset Management, Inc., an unaffiliated subadviser.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with New Amsterdam Partners, LLC and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.

Oppenheimer Main Street Funds® V/A: The Fund receives investment advice from OppenheimerFunds, Inc.

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Administrative Charges

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Separate Account Charge. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

•  For each Fund, the charge is at an annual rate of 0.40% (0.20% if the Reduced Fee is applicable), except that we reduce the charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15% (0% if the Reduced Fee is applicable), because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity VIP Funds, the annual rate currently is 0.30% (0.10% if the Reduced Fee is applicable), because the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

Participant Charge. We make an additional deduction for administrative expenses each month, referred to as the Annual Contract Fee, from each Participant's Account Balance, unless the Employer has elected to pay this charge on behalf of its Participants. The monthly charge is the lesser of:

•  $2.00 per month ($2.50 for 403(b) Plans), and

•  1/12 of 1% of your Account Balance, which will apply if your Account Balance at the end of the month is less than $2,400.

We waive your Participant charge for a month if:

•  you agree to use eDocuments, for as long as you so agree,

•  you are paying the monthly charge under another 403(b), 401(k), 401(a) Thrift or Tax Deferred Annuity account with us, or

•  your Employer uses our Hotline Plus System and during that month the Employer's Contract assets were $5 million or more or there were 500 or more Participants with Account Balances in the Plan. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.) If you have a Designated Roth Account this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of .35% (0.15% if the Reduced Fee is applicable) to cover anticipated distribution expenses. For assets invested in the American Century VP Capital Appreciation Fund the distribution expense component of the Reduced Fee is 0.10%.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

Employer Charges

Monthly Charge. We charge an Employer a $100 per month contract charge for various administrative expenses that we incur in providing Plan-related services. If we maintain separate records for affiliated Employers at different locations, we also impose a monthly contract charge of $50 (50% of the basic contract charge) for each affiliate. The Plan-related services we provide include, among other services:

•  assistance with preparation of summary plan description documents, plan documents, Contracts or amendments, and

•  assistance with Annual Return/Report (Form 5500 Series) filings and for non-discrimination testing applicable to salary reduction and matching Contributions.

If an Employer elects to use a modified services arrangement under a Contract, we waive the monthly contract charge. We also waive the charge for an Employer for so long as its total Contract assets exceed $1 million and the Employer is using our Hotline Plus system.

Per Participant Monthly Charge. We charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive this charge for an Employer who elects to use a modified services arrangement under the Contract. We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline system. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

Non-vested Forfeiture Processing Charge. We impose a charge for processing forfeitures of the non-vested part of the Participant's Account Balance. The charge is equal to the lesser of $50 or the value of the nonvested Account Balance. We deduct the charge from the non-vested portion of the Account Balance before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the nonvested forfeiture processing charge to 50 in any calendar year.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "Table of Annual Expenses" in this Prospectus, which shows the expenses paid by participants for the most recent calendar year. The prospectuses of the Underlying Funds, which are distributed with this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

Premium Taxes

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Contributions prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA Patriot Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

403(b) Thrift Contracts. A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) Thrift Contracts and 401(k) Plans. A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employer association or a trust for one or more employers, that has adopted a retirement plan qualifying for special Federal income tax treatment under Section 401(a) of the Code.

Participation. Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer.

Acceptance of Initial Contributions. We enter into agreements with Employers that use our electronic processing system for the forwarding of enrollment form information and Contributions to us by the Employers. In the event that we receive incomplete information, we will contact your Employer to obtain the necessary information. If we do not receive complete information within a reasonable time, we will return the portion of the Employer's contribution applicable to your account.

Cancellation of Certificate. You may surrender a Plan Certificate for cancellation within ten days after you receive it if your Contract contains this cancellation right (more recent versions of contracts may not provide for such cancellation right). We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any refunds based on Contributions that were sent to us by your employer on your behalf.

Payment of Contributions

Your Contributions, if permitted by the Plan, are from:

•  salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract, or

•  payroll deductions (after-tax) under a 401(a) Thrift Plan.

On or after June 1, 2007, you may designate Contributions you make as Designated Roth Contributions if permitted by your Plan.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer's Plan permits rollovers. Rollovers of amounts attributable to Designated Roth Contributions will be maintained in a separate Designated Roth Account. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•  Employee Contribution Account

•  Rollover Contribution Account

•  Designated Roth Account

•  Designated Roth Rollover Account

Amounts you roll over to a Contract and any earnings thereon will generally not be subject to restrictions under the Contract applicable to salary reduction Contributions, other than spousal consent restrictions (if applicable). See "Our Payment of Account Balance to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information—Penalty Taxes for Withdrawals".

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for trustees, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

•  The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

•  An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

•  Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

•  "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

•  "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will not accept Contributions for you if you have terminated participation under a Contract or if your Contract has been discontinued. See "Discontinuance of a Contract" below.

Minimum. A Plan may provide that your Contributions may not be less than $200 annually.

Limits on Contributions

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

•  you or your Employer may be subject to tax penalties,

•  the excess may be treated as a forfeiture, and/or

•  the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See "Federal Tax Information".

Limits for 403(b) Thrift Plans. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $15,500 for 2007 (indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,000 for 2007 (indexed for inflation in later years). These limits on voluntary, pre-tax Participant Contributions (or "elective deferrals") include any amounts you designated as Designated Roth Contributions and are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the lesser of: (a) $45,000 for 2007 (indexed for inflation in later years), or (b) 100% of your compensation (before salary reduction contributions). Generally, if the Employer makes matching contributions, additional limits apply to those matching contributions as well. This amount includes any amounts you designate as Designated Roth Contributions and may be reduced by contributions made to other employer retirement plans.

You should refer to "Federal Tax Information—Exclusion of Contributions from Gross Income—403(b) Thrift Plan Contracts" in this Prospectus for a more detailed discussion of applicable Federal tax law limits.

Limits for Thrift Plans under 401(a) and 401(k) Plans. Your and your Employer's total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $45,000 for 2007 (indexed for inflation in later years), or 100% of your annual compensation. If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $15,500 for 2007 (indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,000 for 2007 (indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. These limits include any amounts you designate as Designated Roth Contributions and in addition, may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $10,500 for 2007 per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. This limit includes amounts you designate as Designated Roth Contributions. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $2,500 for 2007 (indexed for inflation in later years). Your Employer may not match this additional contribution.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, except that your Plan may restrict any non-vested portion of your Account Balance to the General Account.

We will allocate a Contribution when we receive it from you or your Employer according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You or Your Employer Will Pay".)

Refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Balance in each Separate Account Fund, and credit your Account Balance with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Balance with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Contribution or request.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

Your Right to Transfer Among Investment Alternatives

You may transfer Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

Your request for a transfer will not be binding on us until we receive all information necessary to process your request. Please note our policy on frequent purchases & redemptions under "Frequent Purchases and Redemptions of Fund Shares."

OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Your right to withdraw your Account Balance is restricted by Federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your Account Balance. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

403(b) Thrift Plans and 401(k) Plans. If you are under age 59 1/2, Federal tax law provisions prohibit you from withdrawing the portion of your Account Balance that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these Federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings credited before 1989 on your Contributions.

An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the Federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

401(a) Plans and Contracts. Federal tax law provisions permit you to withdraw your Account Balance if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension plan (not a profit-sharing plan), then you may not withdraw your Account Balance until you terminate employment with the Employer.

An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

Specified Payments Option. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of Account Balance by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death;

•  our receipt of your written request to change or end the Specified Payments;

•  a decline in your Account Balance (or your balance in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "Federal Tax Information—Minimum Required Distributions."

Income Tax Consequences. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions. Qualified distributions from a Designated Roth Account are not taxable (See "Federal Tax Information").

Penalty Tax on Taxable Amount. There is a 10% Federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, or the distributions are Annuity Payments beginning after you terminate employment over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

In most cases, if you are making a withdrawal and have a Designated Roth Account, you must specify whether to take the withdrawal from your Designated Roth Account or Employee Contribution Account. If you have a Rollover Account or a Designated Roth Rollover Account, amounts will be taken from the respective rollover account first. However, for corrective distributions of Contributions that exceed applicable contribution limits, withdrawals will be made from your Employee Contribution Account first, then your Roth Contribution Account, and will not be made from any of your rollover accounts.

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. No distinction is made between investment allocations of your Designated Roth Accounts and your other accounts. You are not permitted to designate that transfers be made solely from your Designated Roth Account(s) or your Employee Contribution and Rollover Accounts. Transfers will be allocated across all of your accounts. Your request for a transfer or withdrawal or a revocation of such request, is not binding on us until we receive all information necessary to process your request in the required forms and, in the case of the International Funds, by U.S. Postal Service ("U.S.P.S.") regular mail to our Financial Transaction Processing Center.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions".

Loans

If your Employer's Plan allows participant loans, you have the right to borrow using your Account Balance as collateral security for the loan or, if your Employer's Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Balance. Loans may not be taken from or secured by amounts held in a Designated Roth Account. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

For non-trusteed loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Balance to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due.

The interest rate for a non-trusteed loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. The interest rate for a trusteed loan is the Prime Rate, which you pay to your Account.

For loans where a trustee has been appointed, we charge an origination fee of $75 for loans repaid by payroll deduction and an annual fee of $15 per year, and $350 for loans paid through Home Billing, collected at the time the loan was originated and deducted from the loan proceeds.

Death Benefit during the Accumulation Period

We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your spouse.

We will pay the death benefit after we have received at our Home Office:

•  due proof of your death;

•  notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance, less outstanding loans, and interest as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death (unless the sole beneficiary is your surviving spouse and special rules apply.).

Form of Death Benefit Payment. The Beneficiary will elect the form of death benefit. Payment options include a single sum payment, annuity payments or installment payments. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the Required Beginning Date or Required Distribution Date), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information—Minimum Required Distributions".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b)  Life Annuity Rule. If a Beneficiary selects an annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Commencement of Minimum Distributions. If a Participant dies after reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d)  Alternative Method of Distribution. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e)  Beneficiary is the Eligible Spouse. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

•  the Contractholder does not follow the terms of the Contract, or

•  we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

•  mail addressed to the Contractholder is returned as undeliverable and we are not provided a replacement address within 60 days.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•  the Contractholder may not make any further Contributions, and

•  If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract. A transfer will require the consent of Participants only in connection with 403(b) Thrift Plans. The transfer to another insurance company or financial institution will be made no later than 120 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer.

Notice of Amendment and Option to Discontinue. We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, at least 60 days before the effective date of the amendment. A Contractholder not wishing to continue its Contract subject to the amendment may, within such 60 days, elect to discontinue the Contract by making a written request to Mutual of America directing us to transfer to a specified insurance company, trustee or other financial institution all amounts under the Contract.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the S.E.C.; or

•  The S.E.C. by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the S.E.C., as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE

Amount of Annuity Payments

At your Annuity Commencement Date, we will apply your Account Balance to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits and subject to its provisions, you may elect to receive your Account Balance by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee the payments, according to the form of annuity you select. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for your life or for the lives of you and the joint Annuitant.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you or your Employer.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. You, unless Federal or state law requires otherwise, may elect an Annuity Commencement Date that is your:

•  Normal Retirement Date (generally, when you reach age 65); or

•  Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•  Later Retirement Date (any time after your Normal Retirement Date).

Available Forms of Annuity

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity as permitted under your Contract, examples of which are described below, and in each case you will be the Annuitant.

A Period of Years Certain and Continuous Form. This annuity form provides for monthly Annuity Payments to you, continuing until the later of the month of your death and the end of the number of years selected (the certain period). If you were to die before the end of the certain period, your Beneficiary will receive the monthly Annuity Payments until the end of that period. If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the beneficiary.

Joint and 66 2/3% Survivor Life with Period of 10 Years Certain Form. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the 10 year period, payments continue to the Beneficiary in the amount last paid until the end of the 10 years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Form. This annuity form provides for monthly Annuity Payments to you, continuing until the month of your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. The Beneficiary may elect to receive the amount in a lump sum or as an annuity in the Ten Years Certain and Continuous Form.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

Non-Refund Life Annuity. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any joint annuitant or Beneficiary.

Other Forms. In addition to the forms of annuity listed above, your plan may offer additional forms of annuity as of your Annuity Commencement Date.

Death Benefit after Annuity Commencement Date

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were due. See "Available Forms of Annuity" above.

Single Sum Payment for Small Annuity Payments

Your Plan may provide that, if your Account Balance is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer or on the Annuity Commencement date you have requested, or at your required beginning date, as applicable, we will pay your Account Balance to you in a single sum payment, and you may not elect to receive Annuity Payments. Alternatively, we may make such single sum payment to an IRA (or Roth IRA for Designated Roth Accounts) established by you (or your employer for you) if the Plan so provides.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, you should refer to the Contract.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Contract. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although we are not obligated to credit interest in excess of the minimum effective annual yield, if any, set forth in your Contract. We will send you notice when we change the current rate. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer Account Balance to and from the General Account. To the extent permitted by the Code and your Plan, you may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Balance among Investment Alternatives (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our Internet web site.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will confirm your Social Security number, check the PIN, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through frequent transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractowners and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractowners and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractowners and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Balance to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our internet web site, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our web site, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Balances in any of the Separate Account Funds offered under our Contracts.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractowners and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants. In addition, we review individual purchase and redemption requests involving substantial amounts by Contractowners and Participants. If, in our opinion, excessive frequent transfer activity involving material amounts could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will:

•  contact the Contractowner or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease; or

•  suspend the Contractowner's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule"); or

•  reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractowners and Participants, individually and in the aggregate, engaging in such frequent transfer activity involving substantial amounts. The Contracts seek to provide maximum flexibility to Contractowners and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as maybe applicable regarding the policies as noted above, nor have we set an exchange or redemption fee. As noted, the Underlying Funds have established their own internal restrictions or minimums.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractowners or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur.

Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by regular U.S. P.S. Mail.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Participants and Contractholders may send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below.

Where You Should Direct Requests

You may request an allocation change or a transfer of Account Balance among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Balance to the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our toll-free number for the address and phone number of your Regional Office.

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our web site), we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. A confirmation statement for a new Contribution may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Employer, if applicable) receive notice, whether or not you are living at the time of such receipt. Designations or changes in designation made via your employer are not valid until such time as your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

•  be in writing,

•  be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Eligible Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order: your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Certain Administrative Provisions

Assignment of Contracts. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

Modification of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers at our home office signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity

Payments that began before such change. See "Our Payment of Account Balance to You or a Beneficiary—Discontinuance of a Contract."

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under State insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Non-Alienation of Benefits. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account when there is divisible surplus. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Participants under the Contracts does not cover every situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts. The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts.

Under general tax rules, when you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. The taxation of distributions from Designated Roth Accounts is determined separately from the taxation of your Employee Contribution Account and Rollover Contribution Account. In addition, qualified distributions from Designated Roth Accounts are not taxable. See "Special Treatment for Designated Roth Contributions" below.

A Participant in a 403(b) Thrift Plan will not have any investment in the contract (unless the Participant has a Designated Roth Account). A Participant in a 401(a) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions or the Participant has a Designated Roth Account.

The following are general concepts, applicable for the discussion below about specific types of distributions.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (i.e., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

•  The exclusion ratio is a method of determining the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

•  The expected return is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

Withdrawals.  When you withdraw a portion of your Account Balance, under 403(b) and 401(k) contracts, vested employer contributions are withdrawn first and then contributions made by the employee; under 401(a) contracts, after tax employee contributions are withdrawn on a pro rata basis before employer contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Balances for this purpose.

Single Sum Payments If you receive a single sum payment of the Account Balance, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution.

The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

Special Treatment for Designated Roth Contributions If permitted by your Plan, you may irrevocably designate a Contribution as a Designated Roth Contribution, to be deposited into a Designated Roth Account. While a

Designated Roth Contribution is not excludable from your gross income when made, a qualified distribution from a Designated Roth Account is not includible in your gross income when distributed.

A qualified distribution is generally a distribution made:

1.  After the end of the five-year period beginning with the year in which you first made a contribution to any Designated Roth Account under the Plan; and

2.  In one of the following circumstances:

a.  You are age 59 1/2 or older, or

b.  You have died or become disabled.

The taxable portion of any distribution from a Designated Roth Account that is not a qualified distribution will be determined by applying the general tax concepts described above as if your Designated Roth Account were a separate contract, i.e., by dividing your investment in the contract (i.e. your Designated Roth Contributions) by your Designated Roth Account balance as of the date of the distribution.

Penalty Taxes for Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

The taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income,) OR

4.  You ended your employment with the Employer after first reaching age 55.

There may be additional exceptions available in certain circumstances.

Exclusion of Contributions from Gross Income

403(b) Thrift Plan Contracts. We offer the Contract for TDA Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  The Contributions to the Plan cannot exceed the lesser of $45,000 for 2007 (indexed for inflation in later years), or 100% of your includable compensation (before salary reduction contributions);

•  Your contributions through salary reduction may not exceed $15,500 for 2007 (indexed for inflation in subsequent years). A special "catch-up," available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,000 for 2007 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

Contributions to other employer retirement plans by or for you may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

401(a) Thrift Plan Contracts and 401(k) Plans. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $15,500 for 2007 (indexed for inflation in subsequent years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $___ for 2007 (indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $10,500 for 2007 and indexed for inflation in later years. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $2,500 for 2007 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $45,000 for 2007 (indexed for inflation in later years) or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

Minimum Required Distributions

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You usually must begin taking distributions of Account Balance by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2. Also, if you are a TDA Plan Participant, you generally are not required to begin taking distributions of any pre-1987 Account Balance until the year after you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If, in any year, you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew in that year. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period".

Estate Taxes; Tax Liability of Beneficiary for Death Benefit

The death benefit payable to your beneficiary is included in your estate for Federal estate tax purposes, except in limited circumstances. See "Obtaining Tax Advice."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if Federal withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a Federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may make a direct rollover. Non-spouse beneficiaries may be able to have their distributions transferred to an individual retirement account or annuity, subject to Internal Revenue Service rules, but are not subject to mandatory tax withholding if they do not choose a direct transfer.

The automatic 20% withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or a specified period of 10 years or more, or

•  a minimum distribution required under Section 401(a)(9) of the Code.

•  a hardship withdrawal if permitted by the Plan.

In general, tax withholding at different rates, usually 10%, does apply to such payments, but payees can elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but such payees generally also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

Total Return of Funds

From time to time, we include quotations of a Separate Account Fund's total return in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Balance—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value."

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Balance is used to provide Annuity Payments. Sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Contract—The group variable accumulation annuity contracts described in this Prospectus.

Contractholder—An entity to which we have issued a Contract. A Contractholder may be an employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

Contributions—Amounts contributed from time to time under a Contract.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as designated Roth contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

Eligible Spouse—The person to whom a Participant or Annuitant is legally married.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

DWS Variable Series I—The following three portfolios of the DWS Variable Series I: the Capital Growth VIP, Bond VIP and International VIP

Eligible Spouse—The person to whom a Participant or Annuitant is legally married.

Employer—An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Hotline—This term includes the new Hotline Plus System.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Non-Vested Account Balance—The portion of your Account Balance attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

Participant—An employee or former employee who participates in a Plan and for whom we have received Contributions.

Plan—An Employer-sponsored retirement savings plan (or Thrift plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)  Code Section 403(b), in which case it is called a 403(b) Thrift plan; or

(2)  Code Section 401(a), including a plan that meets the requirements of Section 401(k), in which case it is called a 401(a) Thrift or a 401(k) plan.

(3)  Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

Prime Rate—The rate published in the Wall Street Journal®'s "Money Rates" section, from time to time.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnotes 3 and 4 to the TABLE OF EXPENSES on page 1 of this Prospectus.

Retirement Funds—The Investment Company Retirement, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions and earnings (or losses) attributable to such Contributions.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See "Fund," above.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLE OF ANNUAL EXPENSES on page 1 of this Prospectus.

We, us, our, Mutual of America—Refer to "Mutual of America Life Insurance Company."

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2006 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2005. KPMG LLP, the Separate Account's independent registered public accounting firm, has audited the information below for each of the four years ended December 31, 2005, and another independent auditor, which has ceased operations, audited the information for each of the six years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2005, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

	Investment Company Equity Index Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41	$2.86	$2.26	$1.72	$1.42
Unit value, end of year	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41	$2.86	$2.26	$1.72
Thousands of accumulation units outstanding, end of year	83,203	123,672	122,328	110,153	109,580	109,982	112,735	94,019	68,462	35,660
	Investment Company All America Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05	$8.09	$6.76	$5.39	$4.52
Unit value, end of year	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05	$8.09	$6.76	$5.39
Thousands of accumulation units outstanding, end of year	25,210	39,898	42,508	41,572	44,755	47,895	48,014	49,275	51,312	49,798

	Investment Company Mid-Cap Equity Index Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of period/year	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11	$1.00
Unit value, end of period/year	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11
Thousands of accumulation units outstanding, end of period/year	92,517	113,661	91,187	64,271	49,342	37,752	3,431

	Investment Company Small Cap Growth Fund (Standard)
	2005
Unit value, beginning of period	$1.00	Commenced operations on July 1, 2005
Unit value, end of period	$1.05
Thousands of accumulation units outstanding, end of period	2,252
	Investment Company Small Cap Value Fund (Standard)
	2005
Unit value, beginning of period	$1.00	Commenced operations on July 1, 2005
Unit value, end of period	$1.07
Thousands of accumulation units outstanding, end of period	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2005
Unit value, beginning of period	$1.00	Commenced operations on July 1, 2005
Unit value, end of period	$1.06
Thousands of accumulation units outstanding, end of period	1,641

	Investment Company Composite Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61	$4.93	$4.36	$3.75	$3.39
Unit value, end of year	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61	$4.93	$4.36	$3.75
Thousands of accumulation units outstanding, end of year	26,925	41,312	43,988	45,392	50,607	54,447	56,404	59,833	61,359	66,715
	Investment Company Bond Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07	$3.17	$3.00	$2.75	$2.69
Unit value, end of year	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07	$3.17	$3.00	$2.75
Thousands of accumulation units outstanding, end of year	15,921	23,114	22,484	22,509	20,932	13,899	14,287	17,746	12,671	12,548
	Investment Company Mid-Term Bond Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32	$1.32	$1.26	$1.19	$1.16
Unit value, end of year	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32	$1.32	$1.26	$1.19
Thousands of accumulation units outstanding, end of year	18,086	25,887	30,102	39,713	21,035	5,922	6,037	7,325	4,478	3,828
	Investment Company Money Market Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11	$2.03	$1.95	$1.87	$1.80
Unit value, end of year	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11	$2.03	$1.95	$1.87
Thousands of accumulation units outstanding, end of year	17,051	23,380	24,188	26,791	27,210	25,658	20,766	19,121	16,831	17,511

	Investment Company (Standard)
	2005	2004	2003	2005	2004	2003	2005	2004	2003
	Conservative Allocation Fund			Moderate Allocation Fund			Aggressive Allocation Fund
Unit value, beginning of period/year	$1.09	$1.05	$1.05	$1.19	$1.11	$1.05	$1.29	$1.19	$1.05
Unit value, end of period/year	$1.10	$1.09	$1.05	$1.23	$1.19	$1.11	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period/year	5,902	5,808	2,009	26,143	23,490	9,849	17,772	15,564	6,511

	DWS Bond VIP (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73	$13.02	$12.37	$11.48	$11.30
Unit value, end of year	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73	$13.02	$12.37	$11.48
Thousands of accumulation units outstanding, end of year	1,873	2,634	2,539	2,660	2,500	1,630	1,558	1,757	1,484	1,362
	DWS Capital Growth VIP (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17	$36.07	$29.64	$22.11	$18.64
Unit value, end of year	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17	$36.07	$29.64	$22.11
Thousands of accumulation units outstanding, end of year	6,056	9,381	10,133	9,954	10,896	11,501	11,582	11,462	11,094	9,266
	DWS International VIP (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83	$16.93	$14.46	$13.43	$11.85
Unit value, end of year	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83	$16.93	$14.46	$13.43
Thousands of accumulation units outstanding, end of year	4,923	7,135	7,014	7,089	7,619	8,335	8,486	8,004	8,205	7,688

	American Century VP Capital Appreciation Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40	$10.69	$11.04	$11.53	$12.18
Unit value, end of year	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40	$10.69	$11.04	$11.53
Thousands of accumulation units outstanding, end of year	4,611	4,831	5,419	5,416	6,086	7,184	3,394	3,303	4,510	7,264
	Calvert Social Balanced Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of year	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37	$3.04	$2.65	$2.23	$2.01
Unit value, end of year	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37	$3.04	$2.65	$2.23
Thousands of accumulation units outstanding, end of year	17,631	21,476	19,878	17,942	17,463	17,238	16,041	14,257	12,479	10,713
	Fidelity VIP Equity-Income Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of period/year	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21	$30.65	$27.77	$21.93	$19.43
Unit value, end of period/year	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21	$30.65	$27.77	$21.93
Thousands of accumulation units outstanding, end of period/year	3,800	5,557	5,113	4,437	4,275	3,753	4,213	4,018	3,491	2,342
	Fidelity VIP Contrafund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of period/year	$33.97	$29.66	$23.27	$25.88	$29.73	$32.13	$26.16	$20.36	$16.59	$13.85
Unit value, end of period/year	$39.41	$33.97	$29,66	$23.27	$25.88	$29.73	$32.13	$26.16	$20.36	$16.59
Thousands of accumulation units outstanding, end of period/year	8,758	10,971	9,496	8,844	8,695	8,742	8,430	6,742	5,656	3,880
	Fidelity VIP Asset Manager Fund (Standard)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Unit value, beginning of period/year	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40	$24.04	$21.14	$17.72	$15.66
Unit value, end of period/year	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40	$24.04	$21.14	$17.72
Thousands of accumulation units outstanding, end of period/year	2,001	2,840	2,739	2,288	2,114	1,908	1,747	1,488	1,150	613

	Fidelity VIP Mid Cap Fund (Standard)
	2005
Unit value, beginning of period	$30.58	Made available on July 1, 2005
Unit value, end of period	$34.97
Thousands of accumulation units outstanding, end of period	414
	Vanguard Diversified Value Fund (Standard)
	2005
Unit value, beginning of period	$13.98	Made available on July 1, 2005
Unit value, end of period	$14.31
Thousands of accumulation units outstanding, end of period	356
	Vanguard International Fund (Standard)
	2005
Unit value, beginning of period	$14.78	Made available on July 1, 2005
Unit value, end of period	$17.29
Thousands of accumulation units outstanding, end of period	431
	Oppenheimer Main Street Fund (Standard)
	2005
Unit value, beginning of period	$20.46	Made available on July 1, 2005
Unit value, end of period	$21.69
Thousands of accumulation units outstanding, end of period	65

	Enhanced Units For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005
	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid-Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund	Bond Fund
Unit value, beginning of period	$2.33	$8.21	$2.84	$1.68	$1.00	$1.00	$1.00	$5.38	$4.20
Unit value, end of period	$2.36	$8.67	$3.00	$1.82	$1.07	$1.05	$1.07	$5.53	$4.19
Units Outstanding (000's), end of period	7,961	9,698	33,563	32,488	320	659	679	10,106	6,603
	Investment Company			DWS		American Century VP		Calvert
	Mid-Term Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Bond VIP	Capital Growth VIP	International VIP	Capital Fund	Social Balanced Fund
Unit value, beginning of period	$1.70	$1.09	$1.20	$1.30	$17.30	$32.74	$16.12	$14.08	$3.33
Unit value, end of period	$1.69	$1.10	$1.24	$1.36	$17.26	$35.09	$18.72	$16.36	$3.45
Units Outstanding (000's), | end of period	6,854	1,748	6,764	6,122	797	2,655	2,194	1,883	4,985
	Fidelity			Vanguard			Oppenheimer

	VIP Equity Income Fund	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Unit value, beginning of period	$37.81	$35.06	$26.32	$30.58	$13.98	$14.78	$20.46
Unit value, end of period	$40.47	$39.49	$27.42	$35.04	$14.33	$17.33	$21.73
Units Outstanding (000's), end of period	1,641	3,462	821	133	120	110	25

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and Separate Accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our Separate Accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice on an annual basis.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties, including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Web site Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information, or to inform us of any incorrect information in our records, please contact us at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

  * * *

We may be obligated to provide Contractowner transaction data to the Underlying Funds as required by applicable laws and regulations.

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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION ANNUITY CONTRACTS
(THRIFT PLAN)

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectus for the Thrift Plan Contracts that we offer (together, the Contracts).

You may obtain a copy of the Prospectus, dated May 1, 2007, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2007

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America's annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2006 was __%. (This return does not reflect the $2 monthly charge.)

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and DWS Bond VIP in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Return (Standard)*
For the Periods Ended December 31, 2005

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	3.63%	(0.78)%	7.50%	8.60%	02/05/93
Investment Company All America	2.55%	(1.98)%	6.45%	10.28%	01/01/85
Investment Company Mid-Cap Equity Index	11.23%	6.99%	N/A	9.10%	05/03/99
Investment Company Small Cap Growth	N/A	N/A	N/A	4.90%	07/01/05
Investment Company Small Cap Value	N/A	N/A	N/A	7.01%	07/01/05
Investment Company Mid Cap Value	N/A	N/A	N/A	6.31%	07/01/05
Investment Company Composite	(0.16)%	(0.24)%	4.73%	7.95%	01/01/85
Investment Company Bond	0.66%	4.52%	4.27%	6.53%	01/01/85
Investment Company Mid-Term Bond	(0.34)%	3.93%	3.59%	3.90%	02/05/93
Investment Company Conservative Allocation	1.14%	N/A	N/A	3.52%	05/20/03
Investment Company Moderate Allocation	3.17%	N/A	N/A	8.06%	05/20/03
Investment Company Aggressive Allocation	4.59%	N/A	N/A	11.99%	05/20/03
DWS Capital Growth VIP	7.73%	(4.23)%	6.26%	8.44%	01/03/89
DWS Bond VIP	1.45%	4.08%	4.06%	5.77%	01/03/89
DWS International VIP	14.86%	(1.60)%	4.41%	6.46%	01/03/89
Fidelity VIP Equity-Income Fund	4.78%	2.90%	7.34%	8.62%	05/01/95
Fidelity VIP Contrafund	15.74%	5.55%	10.76%	12.03%	05/01/95
Fidelity VIP Asset Manager Fund	2.98%	1.48%	5.49%	6.20%	05/01/95
Fidelity Mid Cap Fund	N/A	N/A	N/A	14.22%	07/01/05
Vanguard Diversified Value Portfolio	N/A	N/A	N/A	2.21%	07/01/05
Vanguard International Portfolio	N/A	N/A	N/A	16.86%	07/01/05
Oppenheimer Main Street Fund	N/A	N/A	N/A	5.90%	07/01/05
Calvert Social Balanced	4.46%	1.06%	5.30%	6.54%	05/13/91
American Century VP Capital Appreciation	20.99%	(3.02)%	2.73%	6.86%	01/03/89

Cumulative Total Return (Standard)*
For the Periods Ended December 31, 2005

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	3.63%	(3.84)%	106.10%	190.10%	02/05/93
Investment Company All America	2.55%	(9.52)%	86.83%	681.21%	01/01/85
Investment Company Mid-Cap Equity Index	11.23%	40.19%	N/A	9.10%	05/03/99
Investment Company Small Cap Growth	N/A	N/A	N/A	4.90%	07/01/05
Investment Company Small Cap Value	N/A	N/A	N/A	7.01%	07/01/05
Investment Company Mid Cap Value	N/A	N/A	N/A	6.31%	07/01/05
Investment Company Composite	(0.16)%	(1.19)%	58.75%	398.17%	01/01/85
Investment Company Bond	0.66%	24.74%	51.91%	277.34%	01/01/85
Investment Company Mid-Term Bond	(0.34)%	21.26%	42.29%	63.77%	02/05/93
Investment Company Conservative Allocation	1.14%	N/A	N/A	3.52%	05/20/03
Investment Company Moderate Allocation	3.17%	N/A	N/A	8.06%	05/20/03
Investment Company Aggressive Allocation	4.59%	N/A	N/A	11.99%	05/20/03
DWS Capital Growth VIP	7.73%	(19.43)%	83.53%	296.40%	01/03/89
DWS Bond VIP	1.45%	22.13%	48.88%	159.50%	01/03/89
DWS International VIP	14.86%	(7.75)%	53.96%	189.58%	01/03/89
Fidelity VIP Equity-Income Fund	4.78%	15.37%	103.06%	141.53%	05/01/95
Fidelity VIP Contrafund	15.74%	31.01%	177.86%	235.98%	05/01/95
Fidelity VIP Asset Manager Fund	2.98%	7.62%	70.65%	90.04%	05/01/95
Fidelity Mid Cap Fund	N/A	N/A	N/A	14.22%	07/01/05
Vanguard Diversified Value Portfolio	N/A	N/A	N/A	2.21%	07/01/05
Vanguard International Portfolio	N/A	N/A	N/A	16.86%	07/01/05
Oppenheimer Main Street Fund	N/A	N/A	N/A	5.90%	07/01/05
Calvert Social Balanced	4.46%	5.41%	67.60%	152.62%	05/13/91
American Century VP Capital Appreciation	20.99%	(14.22)%	30.91%	208.86%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Return (Reduced Fee)**
For the Periods Ended December 31, 2005

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	3.84%	(0.74)%	7.52%	8.62%	02/05/93
Investment Company All America	2.76%	(1.94)%	6.47%	10.29%	01/01/85
Investment Company Mid-Cap Equity Index	11.45%	7.04%	N/A	9.13%	05/03/99
Investment Company Small Cap Growth	N/A	N/A	N/A	5.11%	07/01/05
Investment Company Small Cap Value	N/A	N/A	N/A	7.22%	07/01/05
Investment Company Mid Cap Value	N/A	N/A	N/A	6.52%	07/01/05
Investment Company Composite	0.04%	(0.20)%	4.75%	8.25%	01/01/85
Investment Company Bond	0.86%	4.56%	4.29%	6.54%	01/01/85
Investment Company Mid-Term Bond	(0.14)%	3.97%	3.61%	3.91%	02/05/93
Investment Company Conservative Allocation	1.35%	N/A	N/A	3.60%	05/20/03
Investment Company Moderate Allocation	3.38%	N/A	N/A	8.14%	05/20/03
Investment Company Aggressive Allocation	4.80%	N/A	N/A	12.07%	05/20/03
DWS Capital Growth VIP	7.95%	(4.19)%	6.28%	8.45%	01/03/89
DWS Bond VIP	1.65%	4.13%	4.08%	5.78%	01/03/89
DWS International VIP	15.09%	(1.56)%	4.44%	6.47%	01/03/89
Fidelity VIP Equity-Income Fund	4.99%	2.94%	7.36%	8.64%	05/01/95
Fidelity VIP Contrafund	15.97%	5.60%	10.79%	12.05%	05/01/95
Fidelity VIP Asset Manager Fund	3.19%	1.52%	5.51%	6.22%	05/01/95
Fidelity Mid Cap Fund	N/A	N/A	N/A	14.45%	07/01/05
Vanguard Diversified Value Portfolio	N/A	N/A	N/A	2.41%	07/01/05
Vanguard International Portfolio	N/A	N/A	N/A	17.09%	07/01/05
Oppenheimer Main Street Fund	N/A	N/A	N/A	6.11%	07/01/05
Calvert Social Balanced	4.67%	1.10%	5.33%	6.55%	05/13/91
American Century VP Capital Appreciation	21.23%	(2.98)%	2.76%	6.87%	01/03/89

Cumulative Total Return (Reduced Fee)**
For the Periods Ended December 31, 2005

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	3.84%	(3.65)%	106.49%	190.69%	02/05/93
Investment Company All America	2.76%	(9.33)%	87.19%	682.78%	01/01/85
Investment Company Mid-Cap Equity Index	11.45%	40.52%	N/A	9.13%	05/03/99
Investment Company Small Cap Growth	N/A	N/A	N/A	5.11%	07/01/05
Investment Company Small Cap Value	N/A	N/A	N/A	7.22%	07/01/05
Investment Company Mid Cap Value	N/A	N/A	N/A	6.52%	07/01/05
Investment Company Composite	0.04%	(1.00)%	59.05%	428.46%	01/01/85
Investment Company Bond	0.86%	24.98%	52.20%	278.10%	01/01/85
Investment Company Mid-Term Bond	(0.14)%	21.49%	42.57%	64.10%	02/05/93
Investment Company Conservative Allocation	1.35%	N/A	N/A	3.60%	05/20/03
Investment Company Moderate Allocation	3.38%	N/A	N/A	8.14%	05/20/03
Investment Company Aggressive Allocation	4.80%	N/A	N/A	12.07%	05/20/03
DWS Capital Growth VIP	7.95%	(19.27)%	83.87%	297.19%	01/03/89
DWS Bond VIP	1.65%	22.43%	49.17%	160.02%	01/03/89
DWS International VIP	15.09%	(7.56)%	54.41%	190.16%	01/03/89
Fidelity VIP Equity-Income Fund	4.99%	15.59%	103.43%	142.01%	05/01/95
Fidelity VIP Contrafund	15.97%	31.32%	178.62%	236.65%	05/01/95
Fidelity VIP Asset Manager Fund	3.19%	7.83%	70.98%	90.42%	05/01/95
Fidelity Mid Cap Fund	N/A	N/A	N/A	14.45%	07/01/05
Vanguard Diversified Value Portfolio	N/A	N/A	N/A	2.41%	07/01/05
Vanguard International Portfolio	N/A	N/A	N/A	17.09%	07/01/05
Oppenheimer Main Street Fund	N/A	N/A	N/A	6.11%	07/01/05
Calvert Social Balanced	4.67%	5.62%	68.08%	153.13%	05/13/91
American Century VP Capital Appreciation	21.23%	(14.04)%	31.29%	209.47%	01/03/89

**  Returns for the periods shown reflect the deduction of standard charges through June 30, 2005 and reduced fee charges for the period July 1, 2005 through December 31, 2005. The International Fund and Retirement Funds will commence operations on or after July 1, 2007 and may not initially be available in all states.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Fund,

(g)  Calvert Social Balanced Fund,

(h)  Fidelity VIP Equity-Income Fund,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Fund,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio, and

(z)  Vanguard Variable Insurance Fund International Portfolio

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution; and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

EXPERTS

The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2005 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 2 and of Mutual of America Life Insurance Company as included herein, have been audited by our independent registered public accounting firm, KPMG LLP, New York, New York, as stated in their reports appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2005 are included as follows:

Financial Statements of Mutual of America for 2005 and 2004 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as "the Separate Account") as of December 31, 2005, and the related statements of operations for the year or period then ended as indicated herein, the statements of changes in net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the four-year period then ended as indicated herein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts included in the Mutual of America Separate Account No. 2 as of December 31, 2005, and the results of their operations for the year or period then ended as indicated herein, the changes in their net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the four-year period then ended as indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 28, 2006

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Aggressive Equity Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$59,230,954 All America Fund—$336,413,945 Equity Index Fund—$316,273,805 Aggressive Equity Fund—$215,503,815) (Notes 1 and 2)	$58,927,685	$302,243,286	$348,987,751	$240,459,596
Due From (To) Mutual of America General Account	44,934	97,704	283,712	96,778
Net Assets	$58,972,619	$302,340,990	$349,271,463	$240,556,374
Enhanced Unit Value at December 31, 2005	$2.36	$8.67	$3.00	$2.95
Number of Enhanced Units Outstanding at December 31, 2005	7,961,068	9,697,831	33,563,459	24,608,094
Standard Unit Value at December 31, 2005	$2.36	$8.66	$2.99	$2.95
Number of Standard Units Outstanding at December 31, 2005	17,051,219	25,210,467	83,203,083	56,981,951
	Investment Company
	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid-Cap Equity Index Fund—$192,467,989 Mid Cap Value Fund—$2,029,673 Small Cap Growth Fund—$2,980,811 Small Cap Value Fund—$3,883,975) (Notes 1 and 2)	$226,873,554	$2,083,996	$3,023,558	$3,966,392
Due From (To) Mutual of America General Account	133,679	4,132	34,842	(11,525)
Net Assets	$227,007,233	$2,088,128	$3,058,400	$3,954,867
Enhanced Unit Value at December 31, 2005	$1.82	$1.07	$1.05	$1.07
Number of Enhanced Units Outstanding at December 31, 2005	32,488,186	320,082	658,801	679,376
Standard Unit Value at December 31, 2005	$1.82	$1.06	$1.05	$1.07
Number of Standard Units Outstanding at December 31, 2005	92,516,694	1,641,191	2,251,918	3,010,887

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Investment Company
	Composite Fund	Bond Fund	Short-Term Bond Fund	Mid-Term Bond Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Composite Fund—$232,401,861 Bond Fund—$100,395,547 Short-Term Bond Fund—$19,886,789 Mid-Term Bond Fund—$43,747,366) (Notes 1 and 2)	$204,495,245	$94,127,629	$19,300,633	$42,104,267
Due From (To) Mutual of America General Account	(26,996)	55,637	16,300	1,640
Net Assets	$204,468,249	$94,183,266	$19,316,933	$42,105,907
Enhanced Unit Value at December 31, 2005	$5.53	$4.19	$1.55	$1.69
Number of Enhanced Units Outstanding at December 31, 2005	10,106,348	6,602,804	3,672,213	6,854,237
Standard Unit Value at December 31, 2005	$5.52	$4.18	$1.55	$1.69
Number of Standard Units Outstanding at December 31, 2005	26,925,381	15,920,457	8,789,266	18,086,483
	Investment Company
	Conservative Allocation	Moderate Allocation Fund	Aggressive Allocation Fund	Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$8,555,238 Moderate Allocation Fund—$40,552,372 Aggressive Allocation Fund—$31,746,474) (Notes 1 and 2)		$8,407,434	$40,322,653	$32,304,473
Due From (To) Mutual of America General Account		23,797	263,820	60,827
Net Assets		$8,431,231	$40,586,473	$32,365,300
Enhanced Unit Value at December 31, 2005		$1.10	$1.24	$1.36
Number of Enhanced Units Outstanding at December 31, 2005		1,747,995	6,764,409	6,121,973
Standard Unit Value at December 31, 2005		$1.10	$1.23	$1.35
Number of Standard Units Outstanding at December 31, 2005		5,902,543	26,143,231	17,772,611

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Variable Series I Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond Fund—$45,369,893 DWS Capital Growth Fund—$300,902,319 DWS International Fund—$96,026,599 American Century VP Capital Appreciation Fund—$100,697,903) (Notes 1 and 2)	$46,015,664	$305,225,415	$133,037,228	$106,281,991
Due From (To) Mutual of America General Account	(4,024)	(4,641)	476	(201,131)
Net Assets	$46,011,640	$305,220,774	$133,037,704	$106,080,860
Enhanced Unit Value at December 31, 2005	$17.26	$35.09	$18.72	$16.36
Number of Enhanced Units Outstanding at December 31, 2005	796,717	2,654,526	2,194,272	1,883,479
Standard Unit Value at December 31, 2005	$17.22	$35.02	$18.68	$16.32
Number of Standard Units Outstanding at December 31, 2005	1,873,072	6,056,101	4,923,506	4,611,129
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$74,227,103 Fidelity VIP Equity-Income Fund—$186,233,119 Fidelity VIP Contra Fund—$354,208,941 Fidelity VIP Asset Manager Fund—$77,168,334) (Notes 1 and 2)	$77,981,925	$219,897,937	$481,898,869	$77,295,157
Due From (To) Mutual of America General Account	(6,592)	(9,528)	(6,621)	(7,488)
Net Assets	$77,975,333	$219,888,409	$481,892,248	$77,287,669
Enhanced Unit Value at December 31, 2005	$3.45	$40.47	$39.49	$27.42
Number of Enhanced Units Outstanding at December 31, 2005	4,985,352	1,641,487	3,461,974	821,411
Standard Unit Value at December 31, 2005	$3.45	$40.39	$39.41	$27.37
Number of Standard Units Outstanding at December 31, 2005	17,630,634	3,799,529	8,757,911	2,001,227

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Fidelity	Vanguard
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Oppenheimer Main Street Fund
Assets:
Investments in Fidelity VIP Mid Cap Portfolio, Vanguard Portfolios and Oppenheimer Main Street Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$18,031,221 Vanguard Diversified Value Fund—$6,751,515 Vanguard International Fund—$8,644,360 Oppenheimer Main Street Fund—$1,907,891) (Notes 1 and 2)	$19,156,262	$6,812,546	$9,350,514	$1,954,186
Due From (To) Mutual of America General Account	1,210	198	(1,226)	304
Net Assets	$19,157,472	$6,812,744	$9,349,288	$1,954,490
Enhanced Unit Value at December 31, 2005	$35.04	$14.33	$17.33	$21.73
Number of Enhanced Units Outstanding at December 31, 2005	133,490	119,858	109,755	25,210
Standard Unit Value at December 31, 2005	$34.97	$14.31	$17.29	$21.69
Number of Standard Units Outstanding at December 31, 2005	414,080	356,146	430,716	64,844

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Investment Company
Money Market	All America Fund	Equity Index Fund	Aggressive Equity Fund	Mid-Cap Equity Index Fund	Mid Cap Fund	Value Fund (a)
Investment Income and Expenses:
Dividend Income (Note 1)	$1,222,183	$1,089,421	$5,365,547	$—	$2,828,255	$12,013
Expenses (Note 3)	477,673	2,652,049	2,953,918	1,971,053	1,728,441	6,403
Net Investment Income (Loss)	744,510	(1,562,628)	2,411,629	(1,971,053)	1,099,814	5,610
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	(5,365)	(3,769,998)	4,171,674	1,154,053	3,435,570	11,839
Realized gain distributions	—	24,834,308	7,097,409	2,443,532	12,636,534	—
Net realized gain (loss) on investments	(5,365)	21,064,310	11,269,083	3,597,585	16,072,104	11,839
Net unrealized appreciation (depreciation) of investments	453,075	(11,596,078)	(442,624)	9,157,181	5,419,881	54,323
Net Realized and Unrealized Gain (Loss) on Investments	447,710	9,468,232	10,826,459	12,754,766	21,491,985	66,162
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,192,220	$7,905,604	$13,238,088	$10,783,713	$22,591,799	$71,772
	Investment Company
	Small Cap Growth Fund (a)	Small Cap Value Fund (a)	Composite Fund	Bond Fund	Short-Term Bond Fund	Mid-Term Bond Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$18,127	$5,278,651	$4,138,742	$439,267	$1,363,581
Expenses (Note 3)	9,376	11,673	1,822,353	815,512	168,126	363,500
Net Investment Income (Loss)	(9,376)	6,454	3,456,298	3,323,230	271,141	1,000,081
Net Realized And Unrealized Gain (Loss) On Investments (Note 1): Net realized gain (loss) on investment transactions	2,984	11,125	(3,749,211)	(307,968)	(59,297)	(66,630)
Realized gain distributions	—	14,782	—	—	—	—
Net realized gain (loss) on investments	2,984	25,907	(3,749,211)	(307,968)	(59,297)	(66,630)
Net unrealized appreciation (depreciation) of investments	42,747	82,417	33,588	(2,148,739)	(69,391)	(974,262)
Net Realized and Unrealized Gain (Loss) on Investments	45,731	108,324	(3,715,623)	(2,456,707)	(128,688)	(1,040,892)
Net Increase (Decrease) in Net Assets Resulting From Operations	$36,355	$114,778	$(259,325)	$866,523	$142,453	$(40,811)

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Investment Company			DWS
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$238,244	$1,029,104	$555,383	$1,597,493	$2,934,157	$1,959,274
Expenses (Note 3)	64,488	294,407	218,805	389,036	2,540,672	1,020,580
Net Investment Income (Loss)	173,756	734,697	336,578	1,208,457	393,485	938,694
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	13,389	36,571	92,282	90,601	(1,120,586)	1,902,234
Realized gain distributions	76,911	778,868	1,002,599	407,009	—	—
Net realized gain (loss) on investments	90,300	815,439	1,094,881	497,610	(1,120,586)	1,902,234
Net unrealized appreciation (depreciation) of investments	(137,109)	(268,425)	13,750	(938,710)	23,976,101	14,723,203
Net Realized and Unrealized Gain (Loss) on Investments	(46,809)	547,014	1,108,631	(441,100)	22,855,515	16,625,437
Net Increase (Decrease) in Net Assets Resulting From Operations	$126,947	$1,281,711	$1,445,209	$767,357	$23,249,000	$17,564,131
	American Century	Calvert	Fidelity
	Capital Appreciation Fund	Social Balanced Fund	VIP Equity Income Fund	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund (a)
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$1,377,197	$3,455,735	$1,117,193	$1,970,119	$—
Expenses (Note 3)	491,926	636,199	1,628,243	3,108,227	568,101	36,227
Net Investment Income (Loss)	(491,926)	740,998	1,827,492	(1,991,034)	1,402,018	(36,227)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	(775,630)	120,799	1,766,369	2,390,273	(198,207)	2,846
Realized gain distributions	—	—	7,593,832	69,786	25,238	—
Net realized gain (loss) on investments	(775,630)	120,799	9,360,201	2,460,059	(172,969)	2,846
Net unrealized appreciation (depreciation) of investments	17,159,242	2,654,276	(545,384)	62,845,159	1,183,992	1,125,041
Net Realized and Unrealized Gain (Loss) on Investments	16,383,612	2,775,075	8,814,817	65,305,218	1,011,023	1,127,887
Net Increase (Decrease) in Net Assets Resulting From Operations	$15,891,686	$3,516,073	$10,642,309	$63,314,184	$2,413,041	$1,091,660

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Vanguard		Oppenheimer
	Diversified Value Fund (a)	International Fund (a)	Main Street Fund (a)
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$—
Expenses (Note 3)	17,236	17,943	4,958
Net Investment Income (Loss)	(17,236)	(17,943)	(4,958)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	659	5,083	8,053
Realized gain distributions	—	—	—
Net realized gain (loss) on investments	659	5,083	8,053
Net unrealized appreciation (depreciation) of investments	61,031	706,154	46,295
Net Realized and Unrealized Gain (Loss) on Investments	61,690	711,237	54,348
Net Increase (Decrease) in Net Assets Resulting From Operations	$44,454	$693,294	$49,390

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$744,510	$170,331	$(1,562,628)	$994,817	$2,411,629	$3,093,859
Net realized gain (loss) on investments	(5,365)	(125,320)	21,064,310	25,868,713	11,269,083	11,969,081
Net unrealized appreciation (depreciation) of investments	453,075	160,361	(11,596,078)	(4,215,417)	(442,624)	16,238,610
Net Increase (Decrease) in net assets resulting from operations	1,192,220	205,372	7,905,604	22,648,113	13,238,088	31,301,550
From Unit Transactions:
Contributions	10,655,496	9,958,839	23,078,521	28,675,811	42,540,815	44,845,000
Withdrawals	(7,655,375)	(8,532,406)	(31,026,276)	(33,832,883)	(35,877,948)	(33,257,975)
Net transfers	915,688	(3,150,626)	(33,473,018)	(15,043,848)	(26,432,129)	(7,734,172)
Contract Fees	(115,784)	(125,726)	(141,888)	(167,676)	(151,816)	(175,282)
Net Increase (Decrease) from unit transactions	3,800,025	(1,849,919)	(41,562,661)	(20,368,596)	(19,921,078)	3,677,571
Net Increase (Decrease) in Net Assets	4,992,245	(1,644,547)	(33,657,057)	2,279,517	(6,682,990)	34,979,121
Net Assets:
Beginning of Year	53,980,374	55,624,921	335,998,047	333,718,530	355,954,453	320,975,332
End of Year	$58,972,619	$53,980,374	$302,340,990	$335,998,047	$349,271,463	$355,954,453
	Investment Company
	Aggressive Equity Fund		Mid-Cap Equity Index Fund		Mid Cap Value Fund	Small Cap Growth Fund
	2005	2004	2005	2004	2005 (a)	2005 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,971,053)	$7,105,355	$1,099,814	$276,893	$5,610	$(9,376)
Net realized gain (loss) on investments	3,597,585	549,012	16,072,104	10,485,913	11,839	2,984
Net unrealized appreciation (depreciation) of investment	9,157,181	967,629	5,419,881	11,106,631	54,323	42,747
Net Increase (Decrease) in net assets resulting from operations	10,783,713	8,621,996	22,591,799	21,869,437	71,772	36,355
From Unit Transactions:
Contributions	28,839,705	33,070,722	33,959,209	27,886,609	303,997	508,450
Withdrawals	(22,167,659)	(23,692,196)	(18,259,088)	(16,795,377)	(39,743)	(14,218)
Net transfers	(19,597,711)	(17,729,251)	3,718,943	23,296,366	1,752,149	2,527,895
Contract Fees	(48,212)	(57,549)	(50,631)	(47,088)	(47)	(82)
Net Increase (Decrease) from unit transactions	(12,973,877)	(8,408,274)	19,368,433	34,340,510	2,016,356	3,022,045
Net Increase (Decrease) in Net Assets	(2,190,164)	213,722	41,960,232	56,209,947	2,088,128	3,058,400
Net Assets:
Beginning of Period/Year	242,746,538	242,532,816	185,047,001	128,837,054	—	—
End of Period/Year	$240,556,374	$242,746,538	$227,007,233	$185,047,001	$2,088,128	$3,058,400

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Small Cap Value Fund	Composite Fund		Bond Fund
	2005 (a)	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,454	$3,456,298	$3,479,565	$3,323,230	$3,289,112
Net realized gain (loss) on investments	25,907	(3,749,211)	(3,596,043)	(307,968)	(435,928)
Net unrealized appreciation (depreciation) of investments	82,417	33,588	11,757,002	(2,148,739)	371,390
Net Increase (Decrease) in net assets resulting from operations	114,778	(259,325)	11,640,524	866,523	3,224,574
From Unit Transactions:
Contributions	597,206	14,303,935	17,054,557	15,887,429	15,571,516
Withdrawals	(322,806)	(23,916,628)	(22,425,857)	(10,134,874)	(10,086188)
Net transfers	3,565,734	(13,342,477)	(8,442,733)	(8,056,416)	(2,660,596)
Contract Fees	(45)	(129,933)	(150,593)	(122,285)	(128,481)
Net Increase (Decrease) from unit transactions	3,840,089	(23,085,103)	(13,964,626)	(2,426,146)	2,696,251
Net Increase (Decrease) in Net Assets	3,954,867	(23,344,428)	(2,324,102)	(1,559,623)	5,920,825
Net Assets:
Beginning of Period/Year	—	227,812,677	230,136,779	95,742,889	89,822,064
End of Period/Year	$3,954,867	$204,468,249	$227,812,677	$94,183,266	$95,742,889

	Investment Company
	Short-Term Bond Fund		Mid-Term Bond Fund
	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$271,141	$308,284	$1,000,081	$976,931
Net realized gain (loss) on investments	(59,297)	(39,978)	(66,630)	295,295
Net unrealized appreciation (depreciation) of investments	(69,391)	(138,215)	(974,262)	(648,116)
Net Increase (Decrease) in net assets resulting from operations	142,453	130,091	(40,811)	624,110
From Unit Transactions:
Contributions	3,907,063	4,207,848	8,067,942	9,390,550
Withdrawals	(3,139,473)	(2,475,402)	(4,362,440)	(5,485,598)
Net transfers	(1,299,995)	(1,173,146)	(5,217,737)	(10,885,788)
Contract Fees	(39,651)	(44,794)	(69,825)	(82,512)
Net Increase (Decrease) from unit transactions	(572,056)	514,506	(1,582,060)	(7,063,348)
Net Increase (Decrease) in Net Assets	(429,603)	644,597	(1,622,871)	(6,439,238)
Net Assets:
Beginning of Year	19,746,536	19,101,939	43,728,778	50,168,016
End of Year	$19,316,933	$19,746,536	$42,105,907	$43,728,778

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$173,756	$152,355	$734,697	$563,973	$336,578	$276,768
Net realized gain (loss) on investments	90,300	50,098	815,439	1,187,140	1,094,881	946,717
Net unrealized appreciation (depreciation) of investments	(137,109)	5,991	(268,425)	(191,284)	13,750	187,632
Net Increase (Decrease) in net assets resulting from operations	126,947	208,444	1,281,711	1,559,829	1,445,209	1,411,117
From Unit Transactions:
Contributions	2,596,239	1,830,908	12,888,002	9,371,345	12,087,141	7,773,575
Withdrawals	(1,112,071)	(213,403)	(3,551,564)	(1,402,905)	(2,698,265)	(1,815,504)
Net transfers	513,118	2,383,185	1,980,192	7,542,679	1,443,616	5,015,652
Contract Fees	(3,763)	(2,266)	(16,536)	(9,075)	(12,337)	(6,967)
Net Increase (Decrease) from unit transactions	1,993,523	3,998,424	11,300,094	15,502,044	10,820,155	10,966,756
Net Increase (Decrease) in net assets	2,120,470	4,206,868	12,581,805	17,061,873	12,265,364	12,377,873
Net Assets:
Beginning of /Year	6,310,761	2,103,893	28,004,668	10,942,795	20,099,936	7,722,063
End of Year	$8,431,231	$6,310,761	$40,586,473	$28,004,668	$32,365,300	$20,099,936
	DWS
	Bond VIP Fund		Capital Growth VIP Fund		International VIP Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,208,457	$1,164,748	$393,485	$(1,077,955)	$938,694	$403,146
Net realized gain (loss) on investments	497,610	198,228	(1,120,586)	(4,227,423)	1,902,234	961,447
Net unrealized appreciation (depreciation) of investments	(938,710)	406,323	23,976,101	25,614,900	14,723,203	13,947,101
Net Increase (Decrease) in net assets resulting from operations	767,357	1,769,299	23,249,000	20,309,522	17,564,131	15,311,694
From Unit Transactions:
Contributions	7,366,045	6,587,937	25,193,694	29,218,286	14,839,258	12,733,802
Withdrawals	(4,934,381)	(4,623,538)	(30,198,258)	(33,371,968)	(12,602,655)	(10,544,491)
Net transfers	(1,762,264)	(245,596)	(17,199,148)	(18,965,237)	(2,517,819)	(267,721)
Contract Fees	(51,282)	(53,732)	(46,971)	(57,253)	(8,509)	(9,344)
Net Increase (Decrease) from unit transactions	618,118	1,665,071	(22,250,683)	(23,176,172)	(289,725)	1,912,246
Net Increase (Decrease) in Net Assets	1,385,475	3,434,370	998,317	(2,866,650)	17,274,406	17,223,940
Net Assets:
Beginning of Year	44,626,165	41,191,795	304,222,457	307,089,107	115,763,298	98,539,358
End of Year	$46,011,640	$44,626,165	$305,220,774	$304,222,457	$133,037,704	$115,763,298

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(491,926)	$(419,308)	$740,998	$569,236
Net realized gain (loss) on investments	(775,630)	(5,613,831)	120,799	(63,435)
Net unrealized appreciation (depreciation) of investments	17,159,242	10,113,367	2,654,276	4,189,843
Net Increase (Decrease) in net assets resulting from operations	15,891,686	4,080,228	3,516,073	4,695,644
From Unit Transactions:
Contributions	8,479,362	7,226,757	12,036,420	10,671,690
Withdrawals	(6,631,967)	(7,026,119)	(6,918,057)	(5,667,612)
Net transfers	23,317,354	(7,489,671)	(1,271,869)	83,988
Contract Fees	(8,218)	(8,633)	(76,736)	(81,924)
Net Increase (Decrease) from unit transactions	25,156,531	(7,297,666)	3,769,758	5,006,142
Net Increase (Decrease) in Net Assets	41,048,217	(3,217,438)	7,285,831	9,701,786
Net Assets:
Beginning of Year	65,032,643	68,250,081	70,689,502	60,987,716
End of Year	$106,080,860	$65,032,643	$77,975,333	$70,689,502

	Fidelity
	VIP Equity Income Fund		VIP Contra Fund		VIP Asset Manager Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,827,492	$1,319,580	$(1,991,034)	$(1,517,787)	$1,402,018	$1,298,689
Net realized gain (loss) on investments	9,360,201	1,852,804	2,460,059	8,116,578	(172,969)	(242,873)
Net unrealized appreciation (depreciation) of investments	(545,384)	17,030,846	62,845,159	37,688,444	1,183,992	2,247,729
Net Increase (Decrease) in net assets resulting from operations	10,642,309	20,203,230	63,314,184	44,287,235	2,413,041	3,303,545
From Unit Transactions:
Contributions	28,866,475	28,963,772	56,037,373	44,186,643	12,572,351	13,542,567
Withdrawals	(21,861,077)	(19,471,058)	(38,453,979)	(32,733,718)	(7,799,157)	(7,931,115)
Net transfers	(11,300,113)	6,423,184	28,326,786	35,471,496	(5,120,821)	(2,926,490)
Contract Fees	(153,842)	(167,561)	(84,663)	(87,213)	(84,056)	(94,127)
Net Increase (Decrease) from unit transactions	(4,448,557)	15,748,337	45,825,517	46,837,208	(431,683)	2,590,835
Net Increase (Decrease) in Net Assets	6,193,752	35,951,567	109,139,701	91,124,443	1,981,358	5,894,380
Net Assets:
Beginning of Year	213,694,657	177,743,090	372,752,547	281,628,104	75,306,311	69,411,931
End of Year	$219,888,409	$213,694,657	$481,892,248	$372,752,547	$77,287,669	$75,306,311

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
	2005 (a)	2005 (a)	2005 (a)	2005 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(36,227)	$(17,236)	$(17,943)	$(4,958)
Net realized gain (loss) on investments	2,846	659	5,083	8,053
Net unrealized appreciation (depreciation) of investments	1,125,041	61,031	706,154	46,295
Net Increase (Decrease) in net assets resulting from operations	1,091,660	44,454	693,294	49,390
From Unit Transactions:
Contributions	3,779,087	1,479,598	2,363,492	415,235
Withdrawals	(225,525)	(49,416)	(100,735)	(55,143)
Net transfers	14,512,410	5,338,258	6,393,294	1,545,054
Contract Fees	(160)	(150)	(57)	(46)
Net Increase (Decrease) from unit transactions	18,065,812	6,768,290	8,655,994	1,905,100
Net Increase (Decrease) in Net Assets	19,157,472	6,812,744	9,349,288	1,954,490
Net Assets:
Beginning of Period	—	—	—	—
End of Period	$19,157,472	$6,812,744	$9,349,288	$1,954,490

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 27 distinct funds. Each invests in shares of one of 15 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Aggressive Equity, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Short-Term Bond, Mid-Term Bond, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 2 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 2 as investment alternatives on July 1, 2005.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with U.S. generally accepted accounting principles:

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2005 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	49,312,202	$1.20
All America Fund	155,682,679	1.94
Equity Index Fund	163,125,937	2.14
Aggressive Equity Fund	130,869,953	1.84
Mid-Cap Equity Index Fund	148,046,881	1.53
Mid Cap Value Fund	1,960,558	1.06
Small Cap Growth Fund	2,865,859	1.06
Small Cap Value Fund	3,716,502	1.07
Composite Fund	142,554,671	1.43
Bond Fund	74,929,555	1.26
Short-Term Bond Fund	19,015,327	1.02
Mid-Term Bond Fund	45,708,920	0.92
Conservative Allocation Fund	8,380,132	1.00
Moderate Allocation Fund	36,477,224	1.11
Aggressive Allocation Fund	26,524,037	1.22
DWS Portfolios:
Bond VIP Portfolio — Class "A"	6,583,063	6.99
Capital Growth VIP Portfolio — Class "A"	18,060,675	16.90
International VIP Portfolio — Class "A"	12,261,496	10.85
American Century VP Capital Appreciation Fund	11,367,058	9.35
Calvert Social Balanced Portfolio	40,134,804	1.94
Fidelity Portfolios:
Equity-Income — "Initial" Class	8,626,832	25.49
Contrafund — "Initial" Class	15,530,096	31.03
Asset Manager — "Initial" Class	5,139,306	15.04
Mid Cap — "Initial" Class	545,607	35.11
Vanguard Portfolios:
Diversified	474,081	14.37
International	538,314	17.37
Oppenheimer Main Street Fund/VA	89,683	21.79

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%. The charges for the American Century and Fidelity funds are lower due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants are issued Enhanced Units in the Separate Account. For the period July 1, 2005 through September 30, 2005, employers also had to make payments via Electronic Funds Transfer ("EFT") in order for participants to be eligible for the Enhanced Units.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights

Enhanced Units
For the Period July 1, 2005 (Commencement of Operations) to December 31, 2005

	Investment Company
Selected Per Unit and Supplementary Data:	Money Market Fund	All America Fund	Equity Index Fund	Aggressive Equity Fund	Mid-Cap Equity Index Fund
Unit value, beginning of period	$2.33	$8.21	$2.84	$2.77	$1.68
Unit value, end of period	$2.36	$8.67	$3.00	$2.95	$1.82
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	9,277	10,494	36,361	26,622	37,125
Units Redeemed (000's)	(1,316)	(796)	(2,798)	(2,014)	(4,637)
Units Outstanding (000's), end of period	7,961	9,698	33,563	24,608	32,488
Net Assets (000's)	$18,796	$84,115	$100,539	$72,655	$59,086
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)(D)	2.16%	0.35%	1.54%	0.00%	1.39%
Total Return (C)	1.46%	5.65%	5.45%	6.46%	8.08%
	Investment Company
Selected Per Unit and Supplementary Data:	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund	Bond Fund
Unit value, beginning of period	$1.00	$1.00	$1.00	$5.38	$4.20
Unit value, end of period	$1.07	$1.05	$1.07	$5.53	$4.19
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	800	946	917	10,959	7,224
Units Redeemed (000's)	(480)	(287)	(238)	(853)	(621)
Units Outstanding (000's), end of period	320	659	679	10,106	6,603
Net Assets (000's)	$341	$693	$729	$55,883	$27,650
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)(D)	0.77%	0.00%	0.66%	2.47%	4.31%
Total Return (C)	6.65%	5.24%	7.34%	2.72%	-0.22%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
Selected Per Unit and Supplementary Data:	Short-Term Bond Fund	Mid-Term Bond Fund	Conservative Allocation Fund	Moderate Allocation Fund		Aggressive Allocation Fund
Unit value, beginning of period	$1.54	$1.70	$1.09	$1.20		$1.30
Unit value, end of period	$1.55	$1.69	$1.10	$1.24		$1.36
Units outstanding (000's), beginning of period	—	—	—	—		—
Units Issued (000's)	4,064	7,436	2,195	7,633		6,801
Units Redeemed (000's)	(392)	(582)	(447)	(869)		(679)
Units Outstanding (000's), end of period	3,672	6,854	1,748	6,764		6,122
Net Assets (000's)	$5,701	$11,589	$1,929	$8,356		$8,305
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%		0.50%
Investment Income Ratio (B)(D)	2.22%	3.20%	3.16%	3.00%		2.15%
Total Return (C)	0.54%	-0.60%	1.21%	2.95%		4.68%
	DWS			American Century		Calvert
Selected Per Unit and Supplementary Data:	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund		Social Balanced Fund
Unit value, beginning of period	$17.30	$32.74	$16.12	$14.08		$3.33
Unit value, end of period	$17.26	$35.09	$18.72	$16.36		$3.45
Units outstanding (000's), beginning of period	—	—	—	—		—
Units Issued (000's)	906	2,865	2,335	2,102		5,308
Units Redeemed (000's)	(109)	(210)	(141)	(219)		(323)
Units Outstanding (000's), end of period	797	2,655	2,194	1,883		4,985
Net Assets (000's)	$13,750	$93,144	$41,069	$30,808		$17,215
Expense Ratio (A)	0.50%	0.50%	0.50%	0.25	%(E)	0.50%
Investment Income Ratio (B)(D)	3.47%	0.98%	1.62%	0.00%		1.86%
Total Return (C)	-0.25%	7.17%	16.12%	16.15%		3.77%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
Selected Per Unit and Supplementary Data:	VIP Equity Income Fund	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund
Unit value, beginning of period	$37.81	$35.06	$26.32	$30.58
Unit value, end of period	$40.47	$39.49	$27.42	$35.04
Units outstanding (000's), beginning of period	—	—	—	—
Units Issued (000's)	1,796	3.679	894	148
Units Redeemed (000's)	(155)	(217)	(73)	(15)
Units Outstanding (000's), end of period	1,641	3,462	821	133
Net Assets (000's)	$66,431	$136,720	$22,523	$4,677
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)(D)	1.61%	0.27%	2.64%	0.00%
Total Return (C)	7.02%	12.65%	4.16%	14.58%

	Vanguard		Oppenheimer
Selected Per Unit and Supplementary Data:	Diversified Value Fund	International Fund	Main Street Fund
Unit value, beginning of period	$13.98	$14.78	$20.46
Unit value, end of period	$14.33	$17.33	$21.73
Units outstanding (000's), beginning of period	—	—	—
Units Issued (000's)	128	112	30
Units Redeemed (000's)	(8)	(2)	(5)
Units Outstanding (000's), end of period	120	110	25
Net Assets (000's)	$1,718	$1,902	$548
Expense Ratio (A)	0.50%	0.50%	0.50%
Investment Income Ratio (B)(D)	0.00%	0.00%	0.00%
Total Return (C)	2.53%	17.23%	6.23%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004		2003		2002	2001
Unit value, beginning of year	$2.31	$2.30		$2.30		$2.28	$2.22
Unit value, end of year	$2.36	$2.31		$2.30		$2.30	$2.28
Units outstanding (000's), beginning of year	23,380	24,188		26,791		27,210	25,658
Units Issued (000's)	10,464	10,032		13,445		45,360	71,518
Units Redeemed (000's)	(16,793)	(10,840)		(16,048)		(45,779)	(69,966)
Units Outstanding (000's), end of year	17,051	23,380		24,188		26,791	27,210
Net Assets (000's)	$40,176	$53,980		$55,625		$61,563	$62,172
Expense Ratio (A)	0.90%	0.90	%(D)	0.90	%(D)	0.90%	0.90%
Investment Income Ratio (B)	2.16%	1.06%		0.98%		1.55%	5.3%
Total Return (C)	2.05%	0.40%		0.08%		0.57%	3.04%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004		2003		2002	2001
Unit value, beginning of year	$8.42	$7.85		$5.96		$7.74	$9.46
Unit value, end of year	$8.66	$8.42		$7.85		$5.96	$7.74
Units outstanding (000's), beginning of year	39,898	42,508		41,572		44,755	47,895
Units Issued (000's)	4,381	22,655		17,434		19,155	21,460
Units Redeemed (000's)	(19,069)	(25,265)		(16,498)		(22,338)	(24,600)
Units Outstanding (000's), end of year	25,210	39,898		42,508		41,572	44,755
Net Assets (000's)	$218,226	$335,998		$333,719		$247,576	$346,502
Expense Ratio (A)	0.90%	0.90%		0.90%		0.90%	0.90%
Investment Income Ratio (B)	0.35%	1.21%		0.84%		0.83%	0.4%
Total Return (C)	2.79%	7.27%		31.82%		-23.08%	-18.12%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.88	$2.62	$2.06	$2.67	$3.07
Unit value, end of year	$2.99	$2.88	$2.62	$2.06	$2.67
Units outstanding (000's), beginning of year	123,672	122,328	110,153	109,580	109,982
Units Issued (000's)	29,800	116,746	131,832	111,439	107,487
Units Redeemed (000's)	(70,269)	(115,402)	(119,657)	(110,866)	(107,889)
Units Outstanding (000's), end of year	83,203	123,672	122,328	110,153	109,580
Net Assets (000's)	$248,732	$355,954	$320,975	$227,294	$293,035
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.54%	1.84%	1.57%	1.58%	3.3%
Total Return (C)	3.87%	9.69%	27.16%	-22.84%	-12.97%
	Investment Company Aggressive Equity Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.81	$2.69	$1.95	$2.47	$2.79
Unit value, end of year	$2.95	$2.81	$2.69	$1.95	$2.47
Units outstanding (000's), beginning of year	86,322	90,102	79,680	76,011	75,043
Units Issued (000's)	16,684	47,144	50,404	57,813	44,630
Units Redeemed (000's)	(46,024)	(50,924)	(39,982)	(54,144)	(43,662)
Units Outstanding (000's), end of year	56,982	86,322	90,102	79,680	76,011
Net Assets (000's)	$167,901	$242,747	$242,533	$155,282	$187,929
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.00%	—	—	—	0.5%
Total Return (C)	4.78%	4.47%	38.12%	-21.18%	-11.43%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$1.63	$1.41	$1.05	$1.25	$1.28
Unit value, end of year	$1.82	$1.63	$1.41	$1.05	$1.25
Units outstanding (000's), beginning of year	113,661	91,187	64,271	49,342	37,752
Units Issued (000's)	56,846	112,429	134,122	180,415	125,401
Units Redeemed (000's)	(77,990)	(89,955)	(107,206)	(165,486)	(113,811)
Units Outstanding (000's), end of year	92,517	113,661	91,187	64,271	49,342
Net Assets (000's)	$167,921	$185,047	$128,837	$67,761	$61,894
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.39%	1.09%	1.02%	1.77%	2.8%
Total Return (C)	11.48%	15.23%	34.01%	-15.95%	-1.96%

	Investment Company
Selected Per Unit and Supplementary Data:	Mid Cap Value Fund*	Small Cap Growth Fund*	Small Cap Value Fund*
Unit value, beginning of Period/Year	$1.00	$1.00	$1.00
Unit value, end of Period/Year	$1.06	$1.05	$1.07
Units outstanding (000's), beginning of Period/Year	—	—	—
Units Issued (000's)	2,938	3,946	5,569
Units Redeemed (000's)	(1,297)	(1,694)	(2,558)
Units Outstanding (000's), end of Period/Year	1,641	2,252	3,011
Net Assets (000's)	$1,746	$2,365	$3,225
Expense Ratio (A)	0.90%	0.90%	0.90%
Investment Income Ratio (B)(D)	0.77%	0.00%	0.66%
Total Return (C)	6.43%	5.03%	7.13%

*  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of Period/Year	$5.51	$5.23	$4.46	$4.87	$5.52
Unit value, end of Period/Year	$5.52	$5.51	$5.23	$4.46	$4.87
Units outstanding (000's), beginning of Period/Year	41,312	43,988	45,392	50,607	54,447
Units Issued (000's)	3,078	4,927	5,455	5,327	5,576
Units Redeemed (000's)	(17,465)	(7,603)	(6,859)	(10,542)	(9,416)
Units Outstanding (000's), end of Period/Year	26,925	41,312	43,988	45,392	50,607
Net Assets (000's)	$148,585	$227,813	$230,137	$202,661	$246,469
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.47%	2.45%	2.60%	3.32%	3.7%
Total Return (C)	0.07%	5.40%	17.18%	-8.33%	-11.79%
	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$4.14	$3.99	$3.78	$3.57	$3.31
Unit value, end of year	$4.18	$4.14	$3.99	$3.78	$3.57
Units outstanding (000's), beginning of year	23,114	22,484	22,509	20,932	13,899
Units Issued (000's)	5,399	10,135	13,116	13,207	15,756
Units Redeemed (000's)	(12,592)	(9,505)	(13,141)	(11,630)	(8,723)
Units Outstanding (000's), end of year	15,921	23,114	22,484	22,509	20,932
Net Assets (000's)	$66,533	$95,743	$89,822	$85,005	$74,711
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.31%	4.51%	5.03%	8.97%	10.5%
Total Return (C)	0.89%	3.68%	5.78%	5.81%	7.77%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Short-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$1.54	$1.53	$1.52	$1.46	$1.37
Unit value, end of year	$1.55	$1.54	$1.53	$1.52	$1.46
Units outstanding (000's), beginning of year	12,834	12,497	12,521	7,825	4,649
Units Issued (000's)	3,465	5,925	10,241	10,451	6,928
Units Redeemed (000's)	(7,510)	(5,588)	(10,265)	(5,755)	(3,752)
Units Outstanding (000's), end of year	8,789	12,834	12,497	12,521	7,825
Net Assets (000's)	$13,616	$19,747	$19,102	$18,979	$11,394
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.22%	2.51%	3.31%	3.49%	6.4%
Total Return (C)	0.69%	0.66%	0.84%	4.10%	6.49%
	Investment Company Mid-Term Bond Fund
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$1.69	$1.67	$1.64	$1.51	$1.38
Unit value, end of year	$1.69	$1.69	$1.67	$1.64	$1.51
Units outstanding (000's), beginning of year	25,887	30,102	39,713	21,035	5,922
Units Issued (000's)	5,875	11,988	21,886	41,929	26,104
Units Redeemed (000's)	(13,676)	(16,203)	(31,497)	(23,251)	(10,991)
Units Outstanding (000's), end of year	18,086	25,887	30,102	39,713	21,035
Net Assets (000's)	$30,517	$43,729	$50,168	$64,981	$31,667
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.20%	3.11%	3.00%	4.19%	5.7%
Total Return (C)	-0.11%	1.36%	1.85%	8.69%	9.46%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	Conservative Allocation Fund				Moderate Allocation Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2005	2004	2003*		2005	2004	2003*
Unit value, beginning of Period/Year	$1.09	$1.05	$1.05		$1.19	$1.11	$1.05
Unit value, end of Period/Year	$1.10	$1.09	$1.05		$1.23	$1.19	$1.11
Units outstanding (000's), beginning of Period/Year	5,808	2,009	—		23,490	9,849	—
Units Issued (000's)	4,769	9,554	3,737		17,568	41,380	13,383
Units Redeemed (000's)	(4,675)	(5,755)	(1,728)		(14,915)	(27,739)	(3,534)
Units Outstanding (000's), end of Period/Year	5,902	5,808	2,009		26,143	23,490	9,849
Net Assets (000's)	$6,501	$6,311	$2,104		$32,230	$28,005	$10,943
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.16%	4.58%	7.90	%(D)	3.00%	3.84%	8.47	%(D)
Total Return (C)	1.38%	3.75%	4.73%		3.41%	7.30%	11.11%

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003*
Unit value, beginning of Period/Year	$1.29	$1.19	$1.05
Unit value, end of Period/Year	$1.35	$1.29	$1.19
Units outstanding (000's), beginning of Period/Year	15,564	6,511	—
Units Issued (000's)	14,417	20,170	9,770
Units Redeemed (000's)	(12,209)	(11,117)	(3,259)
Units Outstanding (000's), end of Period/Year	17,772	15,564	6,511
Net Assets (000's)	$24,060	$20,100	$7,722
Expense Ratio (A)	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.15%	2.95%	6.02	%(D)
Total Return (C)	4.83%	8.89%	18.61%

*  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$16.94	$16.22	$15.58	$14.60	$13.94
Unit value, end of year	$17.22	$16.94	$16.22	$15.58	$14.60
Units outstanding (000's), beginning of year	2,634	2,539	2,660	2,500	1,630
Units Issued (000's)	902	1,124	1,046	1,517	2,625
Units Redeemed (000's)	(1,663)	(1,029)	(1,167)	(1,357)	(1,755)
Units Outstanding (000's), end of year	1,873	2,634	2,539	2,660	2,500
Net Assets (000's)	$32,261	$44,626	$41,192	$41,440	$36,515
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.47%	3.74%	4.10%	5.53%	4.2%
Total Return (C)	1.68%	4.43%	4.11%	6.68%	4.79%
	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$32.43	$30.30	$24.10	$34.34	$42.97
Unit value, end of year	$35.02	$32.43	$30.30	$24.10	$34.34
Units outstanding (000's), beginning of year	9,381	10,133	9,954	10,896	11,501
Units Issued (000's)	1,016	1,667	3,244	4,909	3,964
Units Redeemed (000's)	(4,341)	(2,419)	(3,065)	(5,851)	(4,569)
Units Outstanding (000's), end of year	6,056	9,381	10,133	9,954	10,896
Net Assets (000's)	$212,076	$304,222	$307,089	$239,897	$374,176
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.98%	0.55%	0.42%	0.34%	13.1%
Total Return (C)	7.98%	7.02%	25.75%	-29.82%	-20.08%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$16.23	$14.05	$11.10	$13.72	$20.02
Unit value, end of year	$18.68	$16.23	$14.05	$11.10	$13.72
Units outstanding (000's), beginning of year	7,135	7,014	7,089	7,619	8,335
Units Issued (000's)	1,377	1,731	3,476	87,282	179,759
Units Redeemed (000's)	(3,589)	(1,610)	(3,551)	(87,812)	(180,475)
Units Outstanding (000's), end of year	4,923	7,135	7,014	7,089	7,619
Net Assets (000's)	$91,968	$115,763	$98,539	$78,669	$104,518
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.62%	1.29%	0.76%	0.80%	20.2%
Total Return (C)	15.13%	15.48%	26.60%	-19.10%	-31.48%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$13.46	$12.59	$10.52	$13.44	$18.82
Unit value, end of year	$16.32	$13.46	$12.59	$10.52	$13.44
Units outstanding (000's), beginning of year	4,831	5,419	5,416	6,086	7,184
Units Issued (000's)	3,195	1,886	2,198	2,635	8,755
Units Redeemed (000's)	(3,415)	(2,474)	(2,195)	(3,305)	(9,853)
Units Outstanding (000's), end of year	4,611	4,831	5,419	5,416	6,086
Net Assets (000's)	$75,273	$65,033	$68,250	$56,984	$81,796
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.70%
Investment Income Ratio (B)	—	—	—	—	38.0%
Total Return (C)	21.27%	6.88%	19.69%	-21.71%	-28.57%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$3.29	$3.07	$2.59	$2.98	$3.23
Unit value, end of year	$3.45	$3.29	$3.07	$2.59	$2.98
Units outstanding (000's), beginning of year	21,476	19,878	17,942	17,463	17,238
Units Issued (000's)	4,808	5,036	5,049	4,482	4,112
Units Redeemed (000's)	(8,653)	(3,438)	(3,113)	(4,003)	(3,887)
Units Outstanding (000's), end of year	17,631	21,476	19,878	17,942	17,463
Net Assets (000's)	$60,759	$70,690	$60,988	$46,555	$52,045
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.86%	1.78%	2.05%	2.80%	5.6%
Total Return (C)	4.70%	7.28%	18.25%	-12.94%	-7.78%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$38.46	$34.76	$26.89	$32.63	$34.61
Unit value, end of year	$40.39	$38.46	$34.76	$26.89	$32.63
Units outstanding (000's), beginning of year	5,557	5,113	4,437	4,275	3,753
Units Issued (000's)	1,103	1,886	2,757	2,817	1,997
Units Redeemed (000's)	(2,860)	(1,442)	(2,081)	(2,655)	(1,475)
Units Outstanding (000's), end of year	3,800	5,557	5,113	4,437	4,275
Net Assets (000's)	$153,457	$213,695	$177,743	$119,296	$139,507
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.61%	1.48%	1.68%	3.97%	6.4%
Total Return (C)	5.02%	10.64%	29.29%	-17.61%	-5.72%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$33.97	$29.66	$23.27	$25.88	$29.73
Unit value, end of year	$39.41	$33.97	$29.66	$23.27	$25.88
Units outstanding (000's), beginning of year	10,971	9,496	8,844	8,695	8,742
Units Issued (000's)	3,441	6,111	8,143	5,251	1,796
Units Redeemed (000's)	(5,654)	(4,636)	(7,491)	(5,102)	(1,843)
Units Outstanding (000's), end of year	8,758	10,971	9,496	8,844	8,695
Net Assets (000's)	$345,172	$372,753	$281,628	$205,825	$225,031
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.27%	0.32%	0.44%	0.82%	3.7%
Total Return (C)	16.01%	14.55%	27.44%	-10.07%	-12.95%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$26.51	$25.34	$21.65	$23.91	$25.14
Unit value, end of year	$27.37	$26.51	$25.34	$21.65	$23.91
Units outstanding (000's), beginning of year	2,840	2,739	2,288	2,114	1,908
Units Issued (000's)	547	709	1,061	774	610
Units Redeemed (000's)	(1,386)	(608)	(610)	(600)	(404)
Units Outstanding (000's), end of year	2,001	2,840	2,739	2,288	2,114
Net Assets (000's)	$54,764	$75,306	$69,412	$49,537	$50,556
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.64%	2.62%	3.27%	3.80%	5.6%
Total Return (C)	3.21%	4.63%	17.03%	-9.46%	-4.86%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity		Vanguard		Oppenheimer
Selected Per Unit and Supplementary Data:	VIP Mid Cap Fund*		Diversified Value Fund*	International Fund*	Main Street Fund*
Unit value, beginning of period	$30.58		$13.98	$14.78	$20.46
Unit value, end of period	$34.97		$14.31	$17.29	$21.69
Units outstanding (000's), beginning of period	—		—	—	—
Units Issued (000's)	517		485	487	104
Units Redeemed (000's)	(103)		(129)	(56)	(39)
Units Outstanding (000's), end of period	414		356	431	65
Net Assets (000's)	$14,480		$5,094	$7,447	$1,406
Expense Ratio (A)	0.80	%(E)	0.90%	0.90%	0.90%
Investment Income Ratio (B)(D)	0.00%		0.00%	0.00%	0.00%
Total Return (C)	14.35%		2.33%	16.99%	6.02%

*  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.90%.

KPMG LLP
345 Park Avenue
New York, NY 10154

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

March 10, 2006
New York, New York

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2005 and 2004

	2005	2004
ASSETS
General account assets
Bonds and notes	$5,515,098,325	$5,465,227,732
Common stocks	354,545,610	340,246,900
Preferred stocks	13,030,634	18,485,566
Cash and short-term investments	22,329,440	28,080,993
Guaranteed funds transferable	66,091,879	74,939,182
Mortgage loans	3,781,525	9,506,480
Real estate	285,499,480	290,747,953
Policy loans	95,766,221	92,190,699
Other invested assets	2,552,480	3,089,030
Investment income accrued	67,680,315	68,385,048
Deferred federal income taxes	14,669,542	28,303,209
Other assets	13,624,911	15,519,570
Total general account assets	6,454,670,362	6,434,722,362
Separate account assets	5,388,815,401	5,053,544,738
TOTAL ASSETS	$11,843,485,763	$11,488,267,100
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,320,568,527	$5,464,448,304
Other contractholders liabilities and reserves	9,624,992	9,857,638
Interest maintenance reserve	129,313,839	156,436,735
Other liabilities	117,578,550	51,411,385
Total general account liabilities before asset valuation reserve	5,577,085,908	5,682,154,062
Separate account reserves and other liabilities	5,388,815,401	5,053,544,738
Total liabilities before asset valuation reserve	10,965,901,309	10,735,698,800
Asset valuation reserve	75,756,050	75,851,775
Total liabilities	11,041,657,359	10,811,550,575
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	800,678,404	675,566,525
Total surplus	801,828,404	676,716,525
TOTAL LIABILITIES AND SURPLUS	$11,843,485,763	$11,488,267,100

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Year Ended December 31, 2005 and 2004

	2005	2004
INCOME
Premium and annuity considerations	$1,151,984,261	$1,067,133,581
Life and disability insurance premiums	18,419,557	20,294,557
Total considerations and premiums	1,170,403,818	1,087,428,138
Separate account investment and administrative fees	45,118,245	42,964,547
Net investment income	508,724,155	369,544,868
Other, net	2,843,312	2,878,358
Total income	1,727,089,530	1,502,815,911
DEDUCTIONS
Change in insurance and annuity reserves	133,508,240	151,944,970
Annuity and surrender benefits	1,235,468,526	1,125,505,837
Death and disability benefits	14,171,244	15,389,344
Operating expenses	213,296,134	157,746,433
Total deductions	1,596,444,144	1,450,586,584
Net gain before dividends	130,645,386	52,229,327
Dividends to contractholders and policyholders	(179,428)	(74,049)
Net gain from operations	130,465,958	52,155,278
Federal income tax benefit	836,776	566,534
Net realized capital losses	(14,081,896)	(38,387,747)
Net income	117,220,838	14,334,065
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	95,725	(7,263,505)
Unrealized capital gains, net	32,151,236	63,163,928
Non-admitted assets and other, net	(9,936,061)	(12,481,469)
Net deferred income tax asset	(14,419,859)	(8,482,443)
Minimum pension liability and other, net	—	(181,000)
Net change in surplus	125,111,879	49,089,576
SURPLUS
Beginning of year	676,716,525	627,626,949
End of year	$801,828,404	$676,716,525

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 2005 and 2004

	2005	2004
CASH PROVIDED
Premium and annuity funds received	$1,170,630,250	$1,086,978,321
Investment income received	502,853,802	357,258,550
Separate account investment and administrative fees	45,118,245	45,769,587
Other, net	1,366,026	858,604
Total receipts	1,719,968,323	1,490,865,062
Benefits paid	1,280,546,552	1,198,766,458
Insurance and operating expenses paid	179,058,703	157,562,358
Net transfers to separate accounts	39,291,690	40,935,929
Total payments	1,498,896,945	1,397,264,745
Net cash provided by operations	221,071,378	93,600,317
Proceeds from long-term investments sold, matured or repaid	1,928,741,395	2,031,384,301
Other, net	36,717,513	757,835
Total cash provided	2,186,530,286	2,125,742,453
CASH APPLIED
Cost of long-term investments acquired	1,929,607,627	1,993,179,368
Other, net	262,674,212	125,301,740
Total cash applied	2,192,281,839	2,118,481,108
Net change in cash and short-term investments	(5,751,553)	7,261,345
CASH AND SHORT-TERM INVESTMENTS
Beginning of year	28,080,993	20,819,648
End of year	$22,329,440	$28,080,993

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2005, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value and consist of highly liquid investments with maturities of one month or less. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies (Continued)

that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Common and Preferred Stocks — At December 31, 2005 and 2004, common stocks include $142.3 million and $133.6 million, respectively, invested in the Mutual of America Institutional Funds, and $109.4 million and $206.6 million, respectively, invested in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. In addition, at December 31, 2005, common stocks also include $100.3 million invested equally in actively managed Mid-Cap Growth and Mid-Cap Value portfolios. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2005 and 2004.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $97.7 million and $88.3 million at December 31, 2005 and 2004, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.1 billion and $1.2 billion at December 31, 2005 and 2004, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies (Continued)

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2005 and 2004, averaged 3.26% and 3.00%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.6 billion at both December 31, 2005 and 2004, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion and $.5 billion at December 31, 2005 and 2004, respectively, are accumulated at various guaranteed interest rates, which during 2005 and 2004 averaged 7.00% and 7.21%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. During 2005 and 2004, such charges were equal to approximately .88% and .90%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies (Continued)

Separate Accounts. These reserves, which were approximately $5.4 billion and $5.1 billion at December 31, 2005 and 2004, respectively, are subject to discretionary withdrawal at market value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2004 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2005 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2005 and 2004, are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		NAIC Market
December 31, 2005 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage and asset backed securities: Residential mortgage — backed securities	$2,356.4	$8.9	$41.2	$2,324.1
Commercial mortgage — backed securities	31.1	.9	—	32.0
Other asset-backed securities	59.6	.2	.4	59.4
Total	$2,447.1	$10.0	$41.6	$2,415.5
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	581.6	14.7	4.4	591.9
Obligations of states and political subdivisions	15.2	3.1	—	18.3
Debt securities issued by foreign governments	39.0	2.1	—	41.1
Corporate securities	2,441.5	66.7	26.5	2,481.7
Total	$5,524.4	$96.6	$72.5	$5,548.5

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

2. Investments (Continued)

	Statement	Gross Unrealized		NAIC Market
December 31, 2004 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage — backed securities	$2,153.3	$24.8	$15.5	$2,162.6
Commercial mortgage — backed securities	34.1	2.2	—	36.3
Other asset-backed securities	135.7	2.0	.3	137.4
Total	$2,323.1	$29.0	$15.8	$2,336.3
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	650.9	12.5	3.6	659.8
Obligations of states and political subdivisions	14.6	2.6	—	17.2
Debt securities issued by foreign governments	39.5	2.8	—	42.3
Corporate securities	2,452.1	97.5	11.0	2,538.6
Total	$5,480.2	$144.4	$30.4	$5,594.2

Short-term fixed maturity securities with a statement value and NAIC market value of $9.3 million and $15.0 million at December 31, 2005 and 2004, respectively, are included in the above tables. At December 31, 2005 and 2004, the Company had $2.8 million and $3.6 million (par value $2.8 million and $3.6 million), respectively of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2005 and 2004, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2005	2004	Change
Equity securities (common and preferred stock)	$(5.2)	$(30.0)	$24.8
Bonds and notes	—	(7.3)	7.3
Other invested assets	(1.1)	(1.1)	—
Net unrealized (depreciation) appreciation	$(6.3)	$(38.4)	$32.1

The unrealized depreciation related to the Company's common equity and bond portfolios improved by $24.8 million and $7.3 million, respectively, during the year as shown above. The net unrealized depreciation of $5.2 million for equity securities at December 31, 2005, consists of $14.9 million of gross unrealized losses and $9.7 million of gross unrealized gains. The gross unrealized losses of $14.9 million are primarily attributable to the Company's investment in the Mutual of America Institutional Funds and are predominantly greater than twelve months old.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2005 and 2004, were as follows:

December 31 (in millions)	2005	2004
Bonds and notes	$(12.8)	$(30.6)
Equity securities (common and preferred stock)	(1.3)	(7.8)
Net realized capital gains (losses)	$(14.1)	$(38.4)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

2. Investments (Continued)

The 2005 net realized capital losses related to bonds and notes shown above arose primarily from the sale of previously defaulted securities during the year. The 2004 bond losses include $25.8 million in other than temporary impairment losses that arose from the involuntary redemption of previously defaulted securities by their issuers in connection with emerging from Chapter 11 bankruptcy protection pursuant to final approved reorganization plans. Since the majority of the 2005 and 2004 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity.

The $1.3 million of net realized capital losses in 2005 related to equity securities includes $16.7 million of losses resulting primarily from a planned change in the composition of the Company's common stock investments from a portfolio based solely on replicating the S&P 500 index to a portfolio that now consists of approximately $100.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value stocks and $109.4 million invested in a portfolio that mirrors the S&P 500 index. The 2005 net loss also includes $15.4 million of realized capital gains resulting from the sale of 3,535,949 million shares of Manulife Financial Corporation during the fourth quarter as discussed in Note 3. The 2004 net realized capital losses shown above for equities include other than temporary impairment losses of $8.8 million. There were no other than temporary impairment losses recognized in 2005.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2005, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2005 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$346.0	$346.9
Due after one year through five years	2,334.7	2,343.8
Due after five years through ten years	1,301.6	1,289.1
Due after ten years	1,542.1	1,568.7
Total	$5,524.4	$5,548.5

Realized Investment Gains — Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $(9.3) million of net losses and $4.7 million of net gains being accumulated in the IMR in 2005 and 2004, respectively, as follows:

December 31 (in millions)	2005	2004
Fixed maturity securities
Proceeds	$1,433.4	$2,410.6
Gross realized gains	2.8	9.5
Gross realized losses	(12.1)	(4.8)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

2. Investments (Continued)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2005 and 2004, $17.8 million and $23.4 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $(1.3) million of net losses in 2005 and $1.0 million of net gains in 2004, being recognized in net income as follows:

December 31 (in millions)	2005	2004
Equity securities
Proceeds	$492.2	$159.8
Gross realized gains	46.7	2.5
Gross realized losses	(48.0)	(1.5)

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $66.1 million and $74.9 million at December 31, 2005 and 2004, respectively. The actual interest and other allocated investment earnings on these funds amounted to $4.8 million and $7.8 million in 2005 and 2004, respectively, and are included in net investment income.

The Company was involved in a lawsuit against Hancock, seeking consideration distributed upon Hancock's reorganization as a stock life insurer in 2000. On September 26, 2005, the Court issued a final order declaring that Mutual of America was eligible to receive financial consideration in conjunction with Hancock's reorganization. Such financial consideration consisted of 3,535,949 common shares of Manulife Financial Corporation (parent company of Hancock) and cash dividends accumulated on the stock since 2000, that had been held in trust pending the Court's final decision. Net investment income in 2005 includes a special one-time dividend of approximately $166.9 million, net of a deferred income liability. All of these shares were sold during the fourth quarter of 2005, resulting in $15.4 million of realized capital gains.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.8 million and $5.3 million in 2005 and 2004, respectively.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 20 years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2005 and 2004 plan valuations are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Service cost	$10.1	$9.2	$1.3	$1.2
Interest cost on PBO	12.6	11.5	2.1	2.0
Expected return on plan assets	(17.2)	(15.0)	—	—
Prior services costs	—	—	(.1)	(.1)
Amortization of unrecognized net loss	10.2	7.2	.7	.5
Settlement loss	4.8	—	—	—
Net benefit expense	$20.5	$12.9	$4.0	$3.6

Included in 2005 pension expense is the recognition of a $4.8 million settlement loss, resulting from the level of lump-sum benefit payments made related to the non-qualified plan during the year. The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Change in Projected Benefit Obligation (PBO)
PBO, beginning of year	$198.7	$180.8	$36.6	$31.6
Service cost	10.1	9.2	1.3	1.2
Interest cost	12.6	11.5	2.1	2.0
Plan amendment	4.2	—	—	(1.8)
Change in assumptions	(.5)	13.1	1.5	4.7
Actuarial loss (gain)	13.7	(6.0)	(1.9)	—
Benefits and expenses paid	(20.8)	(9.9)	(1.6)	(1.1)
PBO, end of year	$218.0	$198.7	$38.0	$36.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Change in Plan Assets
Plan assets, beginning of year	$163.3	$137.5	$—	$—
Employer contributions	34.6	24.0	—	—
Return on plan assets	8.4	11.7	—	—
Benefits and expenses paid	(20.8)	(9.9)	—	—
Plan assets, end of year	185.5	163.3	—	—
Plan assets (lower than) in excess of PBO	$(32.5)	$(35.4)	$(38.0)	$(36.6)

At December 31, 2005 and 2004, all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2005 and 2004, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Plan assets (lower than) in excess of PBO	$(32.5)	$(35.4)	$(38.0)	$(36.6)
Unrecognized prior service cost	5.9	2.2	(1.5)	(1.7)
Unrecognized net loss from past experience different from that assumed	103.3	95.8	13.0	14.1
Prepaid (accrued) benefit cost, end of year	$76.7	$62.6	$(26.5)	$(24.2)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $144.8 million and $125.8 million at December 31, 2005 and 2004, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $124.6 million and $114.5 million at December 31, 2005 and 2004, respectively. At December 31, 2004, the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, the $.2 million additional minimum pension liability established prior to 2004 was reduced and recorded as a direct increase to unassigned surplus.

During 2005 and 2004, the Company made contributions to the qualified plan of $22.2 million and $14.0 million, respectively. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2006. Benefits expected to be paid from these plans total $18.0 million in 2006, $11.3 million in 2007, $7.9 million in 2008, $16.6 million in 2009 and $9.5 million in 2010. The aggregate benefits expected to be paid in 2011 through 2015 total approximately $133.5 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits (Continued)

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits		Other Benefits
Weighted average assumptions at December 31	2005	2004	2005	2004
Discount rate	5.75%	6.00%	5.75%	6.00%
Rate of compensation increase	4.23%	4.23%	4.00%	4.00%
Expected return on plan assets	10.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.00%, 4.23% and 10.50%, respectively, in 2005 and 6.50%, 4.23% and 10.50%, respectively, in 2004. The Company's overall expected long-term rate of return on plan assets is 10.50%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.0% for 2005 and is expected to decrease by .5% each year thereafter until 2010, at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2005, by $3.4 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2005 by $.4 million. Benefits expected to be paid from this plan total $2.1 million in 2006, $2.3 million in 2007, $2.5 million in 2008, $2.7 million in 2009, and $2.9 million in 2010. Aggregated benefits expected to be paid in the period 2011 through 2015 total approximately $17.3 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.0 million and $2.1 million in 2005 and 2004, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares will be issued under this plan and the total value of all outstanding shares under this plan will be paid out in March 2008, based upon the level of statutory surplus at December 31, 2007. A new plan was started during 2005. Shares under this plan will be granted each year and generally vest over a three-year period. The value of such shares is equal to number of shares multiplied by the current share price, which is determined by the level of total assets of the Company.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits (Continued)

Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $17.8 million and $2.2 million in 2005 and 2004, respectively.

6. Commitments and Contingencies

Rental expenses were $23.1 million and $21.5 million in 2005 and 2004, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.5 million in 2006, $3.2 million in 2007, $3.0 million in 2008, $2.8 million in 2009, $2.5 million in 2010 and $6.5 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statutory statement of financial condition are as follows:

	December 31 (in millions)
	2005	2004
Mutual of America
Total of gross deferred tax assets	$353.0	$390.0
Total of deferred tax liabilities	(51.7)	(47.7)
Net deferred tax asset	301.3	342.3
Deferred tax asset non-admitted	(293.5)	(320.1)
Net admitted deferred tax asset	$7.8	$22.2
Non-Insurance Subsidiaries
Net deferred income tax assets	6.9	6.1
Total deferred tax asset	$14.7	$28.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

7. Federal Income Taxes (Continued)

As shown above, Mutual of America's net admitted deferred tax asset decreased by $14.4 million during 2005. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The current income tax expense recognized in the statutory statements of operations differs from the amount obtained by applying the statutory rate of 35% to net gain from operations before federal income taxes due to the temporary differences indicated above. As such, no federal income tax provision or benefit was recognized by Mutual of America as of December 31, 2005 and 2004. The federal income tax benefits of $.8 million and $.6 million in 2005 and 2004, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2005, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $270.1 million expiring at various dates between 2008 and 2026. The Company has no remaining capital loss carry forwards as of December 31, 2005. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2005 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,515.1	$5,539.2
Common stocks	354.5	354.5
Preferred stocks	13.0	13.0
Cash and short-term investments	22.3	22.3
Guaranteed funds transferable	66.1	63.3
Mortgage loans	3.8	4.1
Policy loans	95.8	95.8
LIABILITIES
Insurance and annuity reserves	$5,320.6	$5,434.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

8. Fair Value of Financial Instruments (Continued)

December 31, 2004 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,465.2	$5,579.2
Common stocks	340.2	340.2
Preferred stocks	18.5	18.5
Cash and short-term investments	28.1	28.1
Guaranteed funds transferable	74.9	69.7
Mortgage loans	9.5	9.5
Policy loans	92.2	92.2
LIABILITIES
Insurance and annuity reserves	$5,464.4	$5,646.3

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.1 billion and $1.2 billion at December 31, 2005 and 2004, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.14% and 4.73% were used at December 31, 2005 and 2004, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements

Financial statements for 2005 for Mutual of America Separate Account No. 2 and Mutual of America Life Insurance Company are included herewith.

(b)	Exhibits

10(b)

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran New York, New York	Chairman of the Board, President and Chief Executive Officer

Clifford L. Alexander, Jr. Washington, D.C.	Director

Kimberly A. Casiano San Juan, Puerto Rico	Director

Richard M. Cummins New York, New York	Director

Roselyn P. Epps, M.D. Bethesda, Maryland	Director

Earle H. Harbison, Jr. St. Louis, Missouri	Director

Maurine Haver New York, New York	Director

Frances R. Hesselbein New York, New York	Director

William T. Knowles Harpswell, Maine	Director

LaSalle D. Leffall, Jr., M.D. Washington, D.C.	Director

Senator Connie Mack Washington, D.C.	Director

Roger Porter Cambridge, Massachusetts	Director

Peter J. Powers New York, New York	Director

General Dennis J. Reimer Oklahoma City, Oklahoma	Director

Elie Wiesel New York, New York	Director

Officers-Directors

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer

Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer

Patrick A. Burns	Senior Executive Vice President and General Counsel

Salvatore R. Curiale	Senior Executive Vice President, Technical Operations

Other Officers

Name and Principal Business Address	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman

Meyer Baruch	Senior Vice President, State Compliance and Government Regulations

Nicholas A. Branchina	Senior Vice President and Associate Treasurer

Maria L. Brophy	Senior Vice President, Accounting and Financial Systems

Jeremy J. Brown	Executive Vice President and Chief Actuary

Patrick Burke	Senior Vice President, National Accounts

Katherine Cannizzaro	Senior Vice President, Claims

Anne Marie Carroll	Senior Vice President and Associate General Counsel

Sean Carroll	Senior Vice President, Facilities Management

William S. Conway	Senior Executive Vice President, Marketing and Corporate Communications

John S. Corrigan	Senior Vice President, Internal Audit

Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services

James E. Flynn	Senior Vice President, Public Relations, EU

Michael Gallagher Boca Raton, FL	Senior Vice President, Direct Response and Technical Communications

Harold J. Gannon	Senior Vice President, Corporate Tax

Gordon Gaspard	Senior Vice President, Key Client Relations

Robert Giaquinto, Boca Raton, FL	Executive Vice President, MIS Operations

Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

John R. Greed	Senior Executive Vice President and Treasurer

Jared Gutman	Executive Vice President, Technical Operations

Thomas A. Harwood	Senior Vice President, Corporate Communications

Sandra Hersko	Senior Vice President, Technical Administration

Name and Principal Business Address	Positions and Offices With Depositor

Edward J. T. Kenney	Executive Vice President, External Affairs

Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel

Robert Kordecki	Senior Vice President, Key Client Relations

Nicole Lanni	Senior Vice President, Technical Services

Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services

Kathryn Lu	Senior Vice President and Associate General Counsel

Thomas L. Martin	Senior Vice President and Associate General Counsel

JoAnn McGrane	Senior Vice President, Home Office Administration

James McCutcheon	Senior Vice President and Associate General Counsel

Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims

George L. Medlin	Executive Vice President, Internal Audit

Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting

Lynn N. Nadler Boca Raton, FL	Senior Vice President, Training

Roger F. Napoleon	Senior Vice President and Associate General Counsel

Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer

Paul O’Hara	Senior Vice President, Competition and Research

James C. Peterson	Senior Vice President, Leadership Development

William Rose	Executive Vice President, Field Operations

James J. Roth	Senior Vice President and Chief Compliance Officer

Dennis J. Routledge	Senior Vice President, LAN/Telecommunications

Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response

Myron Schlanger	Senior Vice President and Associate Treasurer

William G. Shannon	Senior Vice President, Financial Advisory Services

Walter W. Siegel	Senior Vice President and Actuary

Joan M. Squires	Executive Vice President, Chief Information Officer, Office of Technology

Anne M. Stanard, Boca Raton, FL	Senior Vice President, Human Resources

John Terwilliger Boca Raton, FL	Senior Vice President, Facilities Management

Eldon Wonacott, Boca Raton, FL	Senior Vice President, Field Administration

The business address of all officers and directors is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.

Item 27.  Number of Holders of Securities

As of March 31, 2007, there were             owners in Separate Account No. 2,            of whom were attributable to Contracts registered under SEC File No. 2-90201;            of whom were attributable to Contracts registered under SEC File No. 33-11023; and            of whom were attributable to Contracts registered under SEC File No. 33-5609.

Item 32.  Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 16th day of March, 2007.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
(REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
(DEPOSITOR)

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Senior Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on March 16, 2007.

Signatures	Title

*	Chairman of the Board, President and Chief Executive Officer; Director (Principal
Thomas J. Moran	Executive Officer)

/S/ MANFRED ALTSTADT	Senior Executive Vice President and Chief Financial Officer; Director (Principal
Manfred Altstadt	Financial and Accounting Officer)

*	Director
Clifford L. Alexander, Jr.

*	Senior Executive Vice President and General Counsel; Director
Patrick A. Burns

*
Richard M. Cummins	Director

*
Salvatore R. Curiale	Senior Executive Vice President, Technical Operations; Director

*	Director
Roselyn P. Epps, M.D.

Signatures	Title

*	Director
Earle H. Harbison, Jr.

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
William T. Knowles	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Roger Porter	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel	Director

*By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Attorney-in-Fact

List of Exhibits